          As filed with the Securities and Exchange Commission on April 29, 2008
                                                     1940 Act File No. 811-09599

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 11

                            STATE STREET MASTER FUNDS
                      (FORMERLY STATE STREET MASTER TRUST)
               (Exact Name of Registrant as Specified in Charter)

                   P.O. BOX 5049, BOSTON, MASSACHUSETTS 02206
                    (Address of Principal Executive Offices)

                                 (617) 662-0835
                         (Registrant's Telephone Number)

                             Nancy Conlin, Secretary
                       State Street Bank and Trust Company
                        2 Avenue de Lafayette, 6th Floor
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                    Copy to:

                               Timothy W. Diggins
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

EXPLANATORY NOTE

     This Registration Statement on Form N-1A has been filed by the State Street Master Funds (the "Trust") pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). However, beneficial interests in the Trust are not registered under the Securities Act of 1933 (the "1933 Act") because such interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Trust may only be made by domestic investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any beneficial interests in the Trust.
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PART A

                     STATE STREET EQUITY 500 INDEX PORTFOLIO

                                 April 29, 2008

We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short-Term Tax Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Equity 500 Index Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Equity 500 Index Portfolio. The Equity 500 Index Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser'), a subsidiary of State Street Corporation.

SUMMARY


          Investment Objective. The Equity 500 Index Portfolio's investment objective is to match as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index"). There is no assurance that the Equity 500 Index Portfolio will achieve its investment objective.


          Principal Investment Strategies. The Equity 500 Index Portfolio uses a passive management strategy designed to track the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. (For a discussion of how the securities in the S&P 500 Index are selected, see "Other Investment Considerations and Risks - The S&P 500 Index," below.)
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          The Equity 500 Index Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Equity 500 Index Portfolio, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the S&P 500 Index.


          The Equity 500 Index Portfolio intends to invest in all 500 stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Equity 500 Index Portfolio may purchase a sample of the stocks in the Index in proportions expected by the Adviser to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Equity 500 Index Portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Equity 500 Index Portfolio invest less than 80% of its total assets in stocks in the Index under normal market conditions. Interestholders will receive 60 days notice prior to changing the 80% investment policy.

          In addition, the Equity 500 Index Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of an investment directly in the stocks making up the Index. The Equity 500 Index Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Equity 500 Index Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Equity 500 Index Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Equity 500 Index Portfolio. The Equity 500 Index Portfolio may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

Principal risks of investing in the Equity 500 Index Portfolio

- Stock values could decline generally or could under-perform other investments.

- Because the S&P 500 Index includes mainly large U.S. companies, the Equity 500 Index Portfolio's investments consist mainly of stocks of large U.S. companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.

- The Equity 500 Index Portfolio's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Equity 500 Index Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Equity 500 Index Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

THE EQUITY 500 INDEX PORTFOLIO'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE EQUITY 500 INDEX PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE EQUITY 500 INDEX PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500

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Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Equity 500 Index Portfolio. The Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

          Index futures contracts and related options. The Equity 500 Index Portfolio may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Equity 500 Index Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Equity 500 Index Portfolio and the return of the Index. In addition, the Equity 500 Index Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Equity 500 Index Portfolio and the return of the Index.

          Other derivative transactions. The Equity 500 Index Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index futures contracts and related options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Equity 500 Index Portfolio's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

          Repurchase agreements and securities loans. The Equity 500 Index Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Equity 500 Index Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Equity 500 Index Portfolio lends portfolio securities. The Equity 500 Index Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Equity 500 Index Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Equity 500 Index Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

          Changes in policies. The Trust's Board of Trustees may change the Equity 500 Index Portfolio's investment strategies and other policies without interestholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Equity 500 Index Portfolio's investment objective without interestholder approval.

          Portfolio Holdings Disclosure. The Equity 500 Index Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Equity 500 Index Portfolio and makes investment decisions on its behalf.

     The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Equity 500 Index Portfolio. The Adviser places all orders for purchases and sales of the Equity 500 Index Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes, State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


          The Adviser manages the Equity 500 Index Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Equity 500 Index Portfolio include the following:


JOHN A. TUCKER, CFA

          Mr. Tucker is a Vice President of SSgA, a Principal of the Adviser and Head of US Equity Markets in the Global Structured Products Group. He manages a number of domestic and international portfolios. He is also responsible for new product research and development. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office. Prior to joining the investment management group of SSgA, Mr. Tucker was the Operations Manager for SSgA's International Structured Products group where he was responsible for the operations staff and functions. Mr. Tucker has been working in the investment management field since 1988. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.


KARL SCHNEIDER

          Mr. Schneider is a Vice President of SSgA and a Vice President of the Adviser. Mr. Schneider joined SSgA in 1996 as a member of the SSgA's Global Fundamental Strategies Team. Mr. Schneider manages a variety of the SSgA's domestic and international passive funds. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

          Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolio is available in the Statement of Additional Information.

ADMINISTRATOR

          State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Equity 500 Index Portfolio.

ADVISORY FEE

          As compensation for the Adviser's services to the Equity 500 Index Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.045% of the Portfolio's average daily net assets.

ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Equity 500 Index Portfolio's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open for trading, at the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Equity 500 Index Portfolio. The Equity 500 Index Portfolio values each security pursuant to guidelines established by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees, under certain circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Equity 500 Index Portfolio occurs after the close of a related exchange but before the determination of the Equity 500 Index Portfolio's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Equity 500 Index Portfolio would have received had it sold the investment. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

PURCHASING BENEFICIAL INTERESTS

          The Equity 500 Index Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Equity 500 Index Portfolio.

          Investors do not pay a sales load to invest in the Equity 500 Index Portfolio. The price for Equity 500 Index Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.


          The minimum initial investment in the Equity 500 Index Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Equity 500 Index Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Equity 500 Index Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Equity 500 Index Portfolio. The Equity 500 Index Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Equity 500 Index Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

          The Portfolio is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interest holders.

          THE Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

The Equity 500 Index Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Equity 500 Index Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Equity 500 Index Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                     STATE STREET EQUITY 400 INDEX PORTFOLIO

                                 April 29, 2008

          We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short-Term Tax Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Equity 400 Index Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Equity 400 Index Portfolio. The Equity 400 Index Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.

SUMMARY

          Investment Objective. The Equity 400 Index Portfolio's investment objective is to replicate as closely as possible, before expenses, the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index (the "S&P 400 Index" or the "Index"). There is no assurance that the Equity 400 Index Portfolio will achieve its investment objective.

          Principal Investment Strategies. The Equity 400 Index Portfolio uses a passive management strategy designed to track the performance of the S&P 400 Index. The S&P 400 Index is a well-known stock market index that includes common stocks of 400 mid-sized companies from several industrial sectors representing a large cross

-section of mid-cap stocks publicly traded in the United States. (For a discussion of how the securities in the S&P 400 Index are selected, see "Other Investment Considerations and Risks - The S&P 400 Index," below.)

          The Equity 400 Index Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Equity 400 Index Portfolio, using a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P 400 Index. The Adviser seeks a correlation of 0.95 or better between the Equity 400 Index Portfolio's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

          The Equity 400 Index Portfolio intends to invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 400 stocks in those weightings. In those circumstances, the Equity 400 Index Portfolio may purchase a sample of the stocks in the Index in proportions expected by the Adviser to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Equity 400 Index Portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Equity 400 Index Portfolio invest less than 80% of its total assets in stocks in the Index under normal market conditions. Interestholders will receive 60 days notice prior to changing the 80% investment policy.

          In addition, the Equity 400 Index Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of an investment directly in the stocks making up the Index. The Equity 400 Index Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Equity 400 Index Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Equity 400 Index Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Equity 400 Index Portfolio. The Equity 400 Index Portfolio may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal risks of investing in the Equity 400 Index Portfolio

- Stock values could decline generally or could under-perform other investments.

- Because the S&P 400 Index includes stocks mainly of mid-capitalization ("mid-cap") companies, the Equity 400 Index Portfolio's investments consist mainly of stocks of mid-cap companies. Returns on investments in mid-cap stocks could be more volatile than, or trail the returns on, investments in larger or smaller capitalization ("large-cap" and "small-cap," respectively) U.S. stocks.

- Mid-cap companies may be more likely than large-cap companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees.

- The Equity 400 Index Portfolio's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Equity 400 Index Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Equity 400 Index Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

THE EQUITY 400 INDEX PORTFOLIO'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE EQUITY 400 INDEX PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE EQUITY 400 INDEX PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The S&P 400 Index. The S&P 400 Index is a well-known stock market index that includes common stocks of 400 companies from several industrial sectors representing a large cross-section of mid-cap stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Unlike the S&P 500 Index, which is designed to represent the performance of the large-cap sector of the U.S. securities market, the S&P 400 Index is designed to represent the performance of the mid-cap sector of the U.S. securities market. Stocks in the S&P 400 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 400 Index generally have market values between $1 billion and $4 billion, depending upon current equity market valuations. (Stocks in the S&P 400 Index will not simultaneously be listed in the S&P 500 Index.) The composition of the S&P 400 Index is determined by Standard and Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 400," "Standard & Poor's 400" and "400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Equity 400 Index Portfolio. The Equity 400 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

          Index futures contracts and related options. The Equity 400 Index Portfolio may buy and sell futures contracts on the Index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Equity 400 Index Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Equity 400 Index Portfolio and the return of the Index. In addition, the Equity 400 Index Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Equity 400 Index Portfolio and the return of the Index.

          Other derivative transactions. The Equity 400 Index Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "index futures contracts and related options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Equity 400 Index Portfolio's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

          Repurchase agreements and securities loans. The Equity 400 Index Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Equity 400 Index Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Equity 400 Index Portfolio lends portfolio securities. The Equity 400 Index Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Equity 400 Index Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Equity 400 Index Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

          Changes in policies. The Trust's Board of Trustees may change the Equity 400 Index Portfolio's investment strategies and other policies without interestholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Equity 400 Index Portfolio's investment objective without interestholder approval.

          Portfolio Holdings Disclosure. The Equity 400 Index Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Equity 400 Index Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, will be responsible for the investment management of the Equity 400 Index Portfolio. The Adviser places all orders for purchases and sales of the Equity 400 Index Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company and includes State Street Funds Management, Inc. ("SSgA" FM), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


A team of professional portfolio managers employed by the Adviser makes investment decisions for the Equity 400 Index Portfolio.

ADMINISTRATOR

          State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Equity 400 Index Portfolio.

ADVISORY FEE

          As compensation for the Adviser's services to the Equity 400 Index Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.08% of the Portfolio's average daily net assets.

ITEM 6.  INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

The Equity 400 Index Portfolio's net asset value ("NAV") is calculated on each day the NYSE is open for trading, at the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Equity 400 Index Portfolio. The Equity 400 Index Portfolio values each security pursuant to guidelines established by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees, under certain circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Equity 400 Index Portfolio occurs after the close of a related exchange but before the determination of the Equity 400 Index Portfolio's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Equity 400 Index Portfolio would have received had it sold the investment. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

PURCHASING BENEFICIAL INTERESTS

          The Equity 400 Index Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Equity 400 Index Portfolio.


          Investors do not pay a sales load to invest in the Equity 400 Index Portfolio. The price for Equity 400 Index Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.


          The minimum initial investment in the Equity 400 Index Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Equity 400 Index Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Equity 400 Index Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Equity 400 Index Portfolio. The Equity 400 Index Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Equity 400 Index Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

          The Portfolio is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.

          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The Equity 400 Index Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Equity 400 Index Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Equity 400 Index Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                    STATE STREET EQUITY 2000 INDEX PORTFOLIO

                                 April 29, 2008

          We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Equity 2000 Index Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Equity 2000 Index Portfolio. The Equity 2000 Index Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.

SUMMARY

          Investment Objective. The Equity 2000 Index Portfolio's investment objective is to replicate as closely as possible, before expenses, the performance of the Russell 2000 Index. There is no assurance that the Equity 2000 Index Portfolio will achieve its investment objective.

          Principal Investment Strategies. The Equity 2000 Index Portfolio uses a management strategy designed to track the performance of the Russell 2000 Index. The Russell 2000 Index is one of the most widely accepted benchmarks of U.S. small capitalization stock market total return. It includes the smallest 2,000 securities in the

Russell 3000(R) Index. (For a discussion of how the securities in the Russell 2000 Index are selected, see "Other investment considerations and risks - The Russell 2000 Index," below).

          The Equity 2000 Index Portfolio, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Russell 2000 Index. The Adviser seeks a correlation of 0.95 or better between the Equity 2000 Index Portfolio's performance and the performance of the Index; a figure of
1.00 would represent a perfect correlation.

          The Equity 2000 Index Portfolio may invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Equity 2000 Index Portfolio may purchase a sample of the stocks in the Index in proportions expected by the Adviser to replicate generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Equity 2000 Index Portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. In no event will the Equity 2000 Index Portfolio invest less than 80% of its total assets in stocks in the Index under normal market conditions. Interestholders will receive 60 days notice prior to changing the 80% investment policy.

          In addition, the Equity 2000 Index Portfolio may at times purchase or sell futures contracts on the Index or on securities, or options on those futures, in lieu of an investment directly in stocks making up the Index. The Equity 2000 Index Portfolio might do so, for example, in order to increase its investment exposure pending investment in of cash in the stocks comprising the Index. Alternatively, the Equity 2000 Index Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed. The Equity 2000 Index Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio. The Equity 2000 Index Portfolio may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal risks of investing in the Equity 2000 Index Portfolio

- Stock values could decline generally, or could under-perform other investments.

- Because the Russell 2000 Index includes primarily stocks of small-capitalization ("small-cap") companies, the Equity 2000 Index Portfolio's investments consist mainly of stocks of small-cap companies. Returns on investments in stocks of small U.S. companies could be more volatile than, or trail the returns on, investments in stocks of larger or medium capitalization ("large-cap" and "mid-cap," respectively) companies.

- Small companies may be more likely than mid-cap and large-cap companies to have relatively limited product lines, markets or financial resources, or depend on a few key employees.

- The Equity 2000 Index Portfolio's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Equity 2000 Index Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Equity 2000 Index Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

THE EQUITY 2000 INDEX PORTFOLIO'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE EQUITY 2000 INDEX PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE EQUITY 2000 INDEX PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The Russell 2000 Index. The Russell 2000 Index is composed of 2,000 common stocks, which are selected by Frank Russell Company ("Russell"), based upon market capitalization. Each year on May 31st, Russell ranks the 3,000 largest U.S. stocks by market capitalization in order to create the Russell 3000 Index, which represents approximately 98% of the total U.S. equity market. After the initial list of 3,000 eligible stocks is determined, the shares outstanding for each company are adjusted for corporate cross-ownership and large private holdings. The Russell 2000 Index is a subset of the Russell 3000 Index, representing the smallest 2000 stocks of the Russell 3000 Index. The purpose of the Russell 2000 Index is to provide a comprehensive representation of the investable U.S. small-capitalization equity market. The inclusion of a stock in the Russell 2000 Index in no way implies that Russell believes the stock to be an attractive investment, nor is Russell a sponsor or in any way affiliated with the Equity 2000 Index Portfolio. The securities in the Russell 2000 Index, most of which trade on the New York Stock Exchange ("NYSE") and Nasdaq, represent approximately 8% of the market value of all U.S. common stocks. The Index only includes common stocks domiciled in the United States and its territories.

          Index futures contracts and related options. The Equity 2000 Index Portfolio may buy and sell futures contracts on the Russell 2000 Index and options on those futures contracts. An "index futures" is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Equity 2000 Index Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Equity 2000 Index Portfolio and the return of the Index. In addition, the Equity 2000 Index Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Equity 2000 Index Portfolio and the return of the Index.

          Other derivative transactions. The Equity 2000 Index Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Equity 2000 Index Portfolio's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

          REITs. The Equity 2000 Index Portfolio may invest in real estate investment trusts, known as "REITs." REITs involve certain special risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more volatility than other investments.

          Repurchase agreements and securities loans. The Equity 2000 Index Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Equity 2000 Index Portfolio lends portfolio securities. The Equity 2000 Index Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Equity 2000 Index Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Equity 2000

Index Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

          Changes in policies. The Trust's Board of Trustees may change the Equity 2000 Index Portfolio's investment strategies and other policies without interestholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Equity 2000 Index Portfolio's investment objective without interestholder approval.

          Portfolio Holdings Disclosure. The Equity 2000 Index Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Equity 2000 Index Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, will be responsible for the investment management of the Equity 2000 Index Portfolio. The Adviser places all orders for purchases and sales of the Equity 2000 Index Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


A team of professional portfolio managers employed by the Adviser makes investment decisions for the Equity 2000 Index Portfolio.

ADMINISTRATOR

          State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Equity 2000 Index Portfolio.

ADVISORY FEE

          As compensation for the Adviser's services to the Equity 2000 Index Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets.

ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Equity 2000 Index Portfolio's net asset value ("NAV") is calculated on each day the NYSE is open for trading at the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Equity 2000 Index Portfolio. The Equity 2000 Index Portfolio values each security pursuant to guidelines established by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees, under certain circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Equity 2000 Index Portfolio occurs after the close of a related exchange but before the determination of the Equity 2000 Index Portfolio's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Equity 2000 Index Portfolio would have received had it sold the investment. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

PURCHASING BENEFICIAL INTERESTS

          The Equity 2000 Index Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Equity 2000 Index Portfolio.

          Investors do not pay a sales load to invest in the Equity 2000 Index Portfolio. The price for Equity 2000 Index Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the Equity 2000 Index Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Equity 2000 Index Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Equity 2000 Index Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Equity 2000 Index Portfolio. The Equity 2000 Index Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Equity 2000 Index Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

          The Portfolio is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the

Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.

          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The Equity 2000 Index Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Equity 2000 Index Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Equity 2000 Index Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                   STATE STREET AGGREGATE BOND INDEX PORTFOLIO


                                 April 29, 2008


          We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Aggregate Bond Index Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Aggregate Bond Index Portfolio. The Aggregate Bond Index Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.

SUMMARY

          Investment Objective. The Aggregate Bond Index Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Lehman Brothers Aggregate Bond Index (the "LBAB Index" or the "Index"). There is no assurance that the Aggregate Bond Index Portfolio will achieve its investment objective.

          Principal Investment Strategies. The Aggregate Bond Index Portfolio uses a management strategy designed to track the performance of the LBAB Index. The LBAB Index is a well-known fixed-income securities index, which emphasizes government securities, mortgage-backed securities and corporate investment-grade debt securities.

          The Adviser seeks to track the performance of the LBAB Index by investing in debt securities and other investments that are representative of the LBAB Index as a whole. Due to the large number of securities in the LBAB Index and the fact that certain Index securities are unavailable for purchase, complete replication is not possible. Rather, the Aggregate Bond Index Portfolio intends to select securities that the Adviser believes will track the LBAB Index in terms of industry weightings, market capitalization and other characteristics. In no event will the Aggregate Bond Index Portfolio invest less than 80% of its total assets in securities in the Index under normal market conditions. Interestholders will receive 60 days notice prior to changing the 80% investment policy.

          The Aggregate Bond Index Portfolio may make direct investments in U.S. government securities; corporate debt securities; mortgage-backed and other asset-backed securities; commercial paper, notes, and bonds issued by domestic and foreign corporations; instruments of U.S. and foreign banks, including certificates of deposit, time deposits, letters of credit, and bankers' acceptances; and swap agreements. Securities in which the Aggregate Bond Index Portfolio invests may be fixed-income securities, zero-coupon securities, or variable rate securities.

          In addition, the Aggregate Bond Index Portfolio may at times purchase or sell futures contracts on fixed-income securities, or options on those futures, in lieu of an investment directly in fixed-income securities themselves. The Aggregate Bond Index Portfolio may also purchase or sell futures contracts and options on the LBAB Index (or other fixed-income securities indices), if and when they become available. The Aggregate Bond Index Portfolio might do so, for example, in order to adjust the interest-rate sensitivity of the Portfolio to bring it more closely in line with that of the Index. It might also do so to increase its investment exposure pending investment of cash in the bonds comprising the Index or to reduce its investment exposure in situations where it intends to sell a portion of the securities in its portfolio but the sale has not yet been completed. The Aggregate Bond Index Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio. The Aggregate Bond Index Portfolio may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in replicating the performance of the Index.

Principal risks of investing in the Aggregate Bond Index Portfolio

- Values of fixed-income securities could decline generally in response to changes in interest rates or other factors. In general, the price of a fixed-income security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes than securities with shorter maturities are.

- Returns on investments in fixed-income securities could trail the returns on other investment options, including investments in equity securities.

- Issuers of the Aggregate Bond Index Portfolio's investments may not make timely payments of interest and principal or may fail to make such payments at all.

- The Aggregate Bond Index Portfolio's return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the Adviser may not correlate precisely with the return on the Index. The Aggregate Bond Index Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Aggregate Bond Index Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of stocks purchased by the Adviser, or futures or other derivative positions taken by the Adviser, to replicate the performance of the Index may not correlate precisely with the return on the Index.

THE AGGREGATE BOND INDEX PORTFOLIO'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE AGGREGATE BOND INDEX PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE AGGREGATE BOND INDEX PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The LBAB Index. The LBAB Index is a well-known bond market index that covers the U.S. investment-grade fixed-income bond market, including government, corporate, mortgage-backed and asset-backed bonds, all with maturities of over one year. Bonds in the LBAB Index are weighted according to their market capitalizations. The composition of the Index is determined by Lehman Brothers Holdings, Inc. ("Lehman Brothers") and is based on such factors as the market capitalization of each bond, its remaining time to maturity and quality ratings as determined by Moody's Investor Services, Inc., an outside rating agency, and may be changed from time to time. The Aggregate Bond Index Portfolio is not sponsored, endorsed, sold, or promoted by Lehman Brothers, and Lehman Brothers makes no representation regarding the advisability of investing in the Portfolio.

          Debt Securities. The values of debt securities generally rise and fall inversely with changes in interest rates. Interest rate risk is usually greater for debt securities with longer maturities. The Aggregate Bond Index Portfolio's investments will normally include debt securities with longer maturities, although the Adviser will seek to ensure that the maturity characteristics of the Portfolio as a whole will generally be similar to those of the LBAB Index. Mortgage-backed and asset-backed securities are also subject to increased interest rate risk, because prepayment rates on such securities typically increase as interest rates decline and decrease as interest rates rise. Changes in prepayment rates on mortgage-backed and asset-backed securities effectively increase and decrease the Aggregate Bond Index Portfolio's average maturity when that is least desirable. The Aggregate Bond Index Portfolio will also be subject to credit risk (the risk that the issuer of a security will fail to make timely payments of interest and principal).

          Futures contracts and related options. The Aggregate Bond Index Portfolio may buy and sell futures contracts on securities contained in the LBAB Index and options on those futures contracts. A "futures contract" on debt securities (such as U.S. Treasury securities) is a contract to buy or sell the securities at an agreed price on a specified future date. Depending on the change in value of the futures contract between the time when the Aggregate Bond Index Portfolio enters into and closes out a future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the underlying security. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Aggregate Bond Index Portfolio and the return of the LBAB Index. In addition, the Aggregate Bond Index Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Aggregate Bond Index Portfolio and the return of the LBAB Index.

          Other derivative transactions. The Aggregate Bond Index Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Aggregate Bond Index Portfolio's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

          Repurchase agreements and securities loans. The Aggregate Bond Index Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Aggregate Bond Index Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Aggregate Bond Index Portfolio lends portfolio securities. The Aggregate Bond Index Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities and, in the case of repurchase agreements, only if the debt instrument is a U.S. government security. Although the Adviser will monitor these transactions to ensure that they will be fully collateralized at all times, the Aggregate Bond Index Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Aggregate Bond Index Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

          Changes in policies. The Trust's Board of Trustees may change the Aggregate Bond Index Portfolio's investment strategies and other policies without interestholder approval, except as otherwise indicated. The Board of Trustees will not materially change the Aggregate Bond Index Portfolio's investment objective without interestholder approval.

          Portfolio Holdings Disclosure. The Aggregate Bond Index Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Aggregate Bond Index Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Aggregate Bond Index Portfolio. The Adviser places all orders for purchases and sales of the Aggregate Bond Index Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


A team of professional portfolio managers employed by the Adviser makes investment decisions for the Aggregate Bond Index Portfolio.

ADMINISTRATOR

          State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator, custodian and transfer agent for the Aggregate Bond Index Portfolio.

ADVISORY FEE


          As compensation for the Adviser's services to the Aggregate Bond Index Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets.


ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Aggregate Bond Index Portfolio's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open for trading, at the close of regular trading on the NYSE. The NAV is based on the market value of the securities held in the Aggregate Bond Index Portfolio. The Aggregate Bond Index Portfolio values each security pursuant to guidelines established by the Board of Trustees. Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees, under certain circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities held by the Aggregate Bond Index Portfolio occurs after the close of a related exchange but before the determination of the Aggregate Bond Index Portfolio's NAV. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value the Aggregate Bond Index Portfolio would have received had it sold the investment. To the extent that the Portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

PURCHASING BENEFICIAL INTERESTS

          The Aggregate Bond Index Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Aggregate Bond Index Portfolio.

          Investors do not pay a sales load to invest in the Aggregate Bond Index Portfolio. The price for Aggregate Bond Index Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the Aggregate Bond Index Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Aggregate Bond Index Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Aggregate Bond Index Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with the certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Aggregate Bond Index Portfolio. The Aggregate Bond Index Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Aggregate Bond Index Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING.

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

          The Portfolio is intended as a long-term investment. Therefore, the Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.

          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The Aggregate Bond Index Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Aggregate Bond Index Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Aggregate Bond Index Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                  STATE STREET LIMITED DURATION BOND PORTFOLIO

                                 April 29, 2008

We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is a no-load, open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series which may be individually referred to as a "Portfolio" and are named as follows:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS


          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Limited Duration Bond Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Limited Duration Bond Portfolio. The Limited Duration Bond Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.


SUMMARY


          Investment Objective. The Limited Duration Bond Portfolio's investment objective is to seek high current income and liquidity. The Portfolio invests at least 65% of its assets in a diversified portfolio of investment grade debt securities (those of medium and high quality) and maintains a dollar-weighted average portfolio duration of two years or less. The Portfolio is not a money market fund, and the Portfolio's net asset value per share will fluctuate. There is no assurance that the Limited Duration Portfolio will achieve its investment objective.


          Principal Investment Strategies. The Limited Duration Bond Portfolio attempts to meet its objective by investing primarily in dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The Portfolio may also invest in derivative instruments, such as futures contracts, options, interest rate swaps, default/credit swaps, total return swaps and other structured investments, as a substitute for investments directly in securities, to adjust the sensitivity of the Portfolio's portfolio of investments to changes in interest rates, or otherwise to increase the Portfolio's investment return. The Adviser will actively trade the Portfolio's portfolio of investments securities in an attempt to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase the Portfolio's investment return.

          Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (ii) if not rated, are of comparable quality, as determined by the Adviser. If a security is downgraded and is no longer investment grade, the Portfolio may continue to hold the security if the Adviser determines that to be in the best interest of the Portfolio.

Principal risks of investing in Limited Duration Bond Portfolio

- Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables or leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk, described below.

- Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Portfolio, or the obligor on a derivative instrument held by the Portfolio, may default on its obligation.

- Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss great than the principal amount invested, and the Portfolio may not be able to close-out a derivative transaction at a favorable time or price.

- Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

- Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes. Foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates.

- Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.


- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Portfolio may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Portfolio invests have experienced limited liquidity, including for example, certain mortgage-backed and asset-backed securities. It is possible that any such illiquidity will continue for an extended period of time.



- Mortgage-Backed Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Portfolio may be required to reinvest more frequent prepayments on mortgage-backed investments in lower-yielding investments.

- New Fund Risk. The Portfolio may not grow to or maintain an economically viable size, in which case management of the Portfolio may determine to liquidate the Portfolio at a time that may not be opportune for shareholders.

- Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Portfolio to reinvest in lower yielding securities.

- Sector Risk. The risk that the Portfolio concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. The Portfolio is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Portfolio may lack sufficient market liquidity to enable the Portfolio to sell the securities at an advantageous time or without a substantial drop in price.


- US Government Sponsored Enterprises Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.


TEMPORARY DEFENSIVE POSITION


- Defensive Strategies. At times, the Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may hold assets in cash and cash equivalents and in other investments that the Adviser believes to be consistent with the Portfolio's best interests. Taking such a temporary defensive position may result in the Portfolio not achieving its investment objective.


THE LIMITED DURATION BOND PORTFOLIO'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE LIMITED DURATION BOND PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE LIMITED DURATION BOND PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The investment objective of the Portfolio as stated above is non-fundamental which means that it may be changed without shareholder approval. The investment policies described below reflect the Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


          Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

          Futures Contracts and Options on Futures. To invest cash for purposes of hedging the Portfolio's other investments, the Portfolio may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may also purchase futures and options if cheaper than the underlying stocks or bonds.

          A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

          Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments, Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

          Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

          When trading futures contracts, the Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures. The Portfolio's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risk arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

          Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

          Interest Rate Swaps, Default/Credit Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment techniques were not used. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.

          Mortgage-Backed Securities. Unlike traditional debt investments, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Portfolio may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed securities. Some mortgage-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Portfolio may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Portfolio to buy or sell. The Portfolio may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Portfolio may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Mortgage-backed securities in which the Portfolio invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

          Other Risk Associated with Asset-Backed Securities - Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

          Portfolio Duration. The Portfolio will maintain a dollar-weighted average portfolio duration of two years or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.

          Prepayment Risk - Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and it may have to reinvest the amount of any prepayments in lower yielding securities.

          Repurchase Agreements. The Portfolio enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Portfolio receives securities as collateral. Under a repurchase agreement, the Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Portfolio's original purchase price plus interest within a specified time. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. If the other party or "seller" defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Portfolio may be delayed or prevented from recovering the collateral.

          Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.



Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Money Market Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be subject to the Money Market Portfolio's 10% limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) or Rule 144A securities. The Money Market Portfolio's Statement of Additional Information addresses the limitation on illiquid securities.

          Variable and Floating Rate Securities. The Portfolio may purchase variable and floating rate securities, including variable rate demand notes. Variable rate demand notes typically bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Portfolio may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.


ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Limited Duration Bond Portfolio and makes investment decisions on its behalf.


The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Limited Duration Bond Portfolio. The Adviser places all orders for purchases and sales of the Limited Duration Bond Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

          The Adviser places all orders for purchases and sales of the Portfolio's investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.




          The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:

THOMAS CONNELLEY, CFA

          Mr. Connelley is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He is a Portfolio Manager in the firm's Cash Management group. Prior to joining SSgA in 2003, Mr. Connelley was a Vice President and Portfolio Manager with Standish Mellon Asset Management where he was responsible for management of various short duration strategies. Mr. Connelley has worked in investment management since 1991. Mr. Connelley holds a Bachelor of Science degree in Business Administration with a concentration in Finance from Bryant College. He holds the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and CFA Institute.

MARIA PINO, CFA

          Ms. Pino is a Vice President of State Street Global Advisors and a Principal of SSgA FM. She has been a portfolio manager in the firm's Cash Management group since 1997. Prior to joining SSgA, Ms. Pino was with Partners HealthCare System, Inc., where she managed non-ERISA assets. She has been working in the investment management field since 1981. Ms. Pino received a Bachelors degree in Accounting from Providence College, a Masters degree in Economics from Northeastern University, and an MBA from Boston University. She earned the Chartered Financial Analyst designation and is a member of CFA Institute and the Boston Security Analysts Society.

          Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolio is available in the Statement of Additional Information.

          The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

ADMINISTRATOR

          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Limited Duration Bond Portfolio.

ADVISORY FEE


          As compensation for the Adviser's services to the Limited Duration Bond Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets. The

Adviser has contractually agreed to limit the total operating expenses of the Limited Duration Bond Portfolio to 0.10% of the Portfolio's average daily net assets until April 30, 2009.


ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Portfolio determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Portfolio is computed by adding the value of all securities and other assets of the Portfolio, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

          Ordinarily, the Portfolio values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Portfolio will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when Portfolio shares are not priced, the value of the Portfolio's portfolio may change on days when Portfolio shares cannot generally be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.

PURCHASING BENEFICIAL INTERESTS

          The Limited Duration Bond Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Limited Duration Bond Portfolio.

Investors pay no sales load to invest in the Limited Duration Bond Portfolio. The price for Limited Duration Bond Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

The minimum initial investment in the Limited Duration Bond Portfolio is $5 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Limited Duration Bond Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Limited Duration Bond Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Limited Duration Bond Portfolio. The Limited Duration Bond Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Limited Duration Bond Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.


          The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.


          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

The Limited Duration Bond Portfolio does not expect to be subject to any income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Limited Duration Bond Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Limited Duration Bond Portfolio expects to manage its assets and income in such a way that a feeder will meet the requirements of Sections 851(b)(2) and 851(b)(3)(A) and (B) of the Code.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                       STATE STREET MONEY MARKET PORTFOLIO

                                 April 29, 2008

          We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

          State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Money Market Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Money Market Portfolio. The Money Market Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.

SUMMARY

          Investment Objective. The Money Market Portfolio's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in dollar denominated securities. There is no assurance that the Money Market Portfolio will maintain a stable net asset value per share.


          Principal Investment Strategies. The Money Market Portfolio attempts to meet its investment objective by investing in money market instruments. Such instruments include: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in dollar denominated securities. There is no assurance that the Money Market Portfolio will maintain a stable net asset value per share.


          Principal Investment Strategies. The Money Market Portfolio attempts to meet its investment objective by investing in money market instruments. Such instruments include: (1) U.S. Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities; (3) instruments of U.S. and foreign banks, including certificates of deposit, bankers' acceptances and time deposits, including Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of U.S. and foreign companies; (5) asset-backed securities; (6) corporate obligations of U.S. and foreign companies; (7) variable and floating rate notes; and (8) repurchase agreements.

          Quality of Securities. The Money Market Portfolio will limit its portfolio investments to those U.S. dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible" securities under the Securities and Exchange Commission ("SEC") rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term categories by at least two nationally recognized statistical rating organizations ("NRSRO"); (2) are rated in one of the two highest short-term categories by one NRSRO, if only one NRSRO has rated the security; or (3) if unrated, are of comparable quality to the rated security described above, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

          Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Money Market Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Money Market Portfolio's price or yield.

          Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations.

          The Adviser bases its decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

Principal risks of investing in the Money Market Portfolio

- Banking Industry Risk. Because the Money Market Portfolio may concentrate more than 25% of its assets in bank obligations, adverse developments in the banking industry may have a greater effect on the Money Market Portfolio than on a mutual fund that invests more broadly. For instance, if the banking industry suffers a setback, the Money Market Portfolio may perform worse than if it were more diversified across numerous industries. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Portfolio may default on its obligation.

- Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. Credit risk involves the risk that the issuer could default on its obligations, and the Money Market Portfolio will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and asset-backed securities.

- Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes. Foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates.

- Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Money Market Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Portfolio may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Portfolios invest have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period of time.


- Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

- Money Market Risk. The risk that the Money Market Portfolio will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- Repurchase Agreement Risk. A repurchase agreement allows the Money Market Portfolio to buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Money Market Portfolio could lose money.

- U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.

THE MONEY MARKET PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

Changes in policies. The investment objective of the Money Market Portfolio as stated above may be changed without shareholder approval. The investment policies described below reflect the Money Market Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security.

          Prepayment Risk - Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and it may have to reinvest the amount of any prepayments in lower yielding securities.

     - Other Risks Associated with Asset-Backed Securities - Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs). ECDs are U.S. dollar denominated certificates of deposit issued by a bank outside of the United States. ETDs are U.S. dollar denominated deposits in foreign branches of U.S. banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs. The banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to U.S. banks operating in the United States. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.


Mortgage-Backed Securities. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Portfolio may be required to reinvest more frequent prepayments on mortgage-backed investments in lower-yielding investments.


Section 4(2) Commercial Paper and Rule 144A Securities. The Money Market Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) ("Section 4(2) paper") of the 1933 Act. The Money Market Portfolio may also invest in securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities").

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Money Market Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be subject to the Money Market Portfolio's 10% limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) or Rule 144A securities. The Money Market Portfolio's Statement of Additional Information addresses the limitation on illiquid securities.

U.S. Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.


Variable and Floating Rate Securities. The Portfolio may purchase variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Portfolio may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.

Portfolio Holdings Disclosure. The Money Market Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Money Market Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Money Market Portfolio. The Adviser places all orders for purchases and sales of the Money Market Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc., ("SSgA FM"), a wholly owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


ADMINISTRATOR

          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Money Market Portfolio.

ADVISORY FEE


          As compensation for the Adviser's services to the Money Market Portfolio the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets. The Adviser has contractually agreed to cap the total operating expenses of the Money Market Portfolio at 0.10% of the Portfolio's average daily net assets until April 30, 2009.


ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Money Market Portfolio's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open for trading, at 4 p.m. Eastern time or the close of regular trading on the NYSE, whichever is earlier. The NAV is based on the value of the securities held in the Money Market Portfolio. If quotations are not readily available, the portfolio securities will be valued by methods approved by the Board of Trustees intended to reflect fair value.

          The Money Market Portfolio seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PURCHASING BENEFICIAL INTERESTS

          The Money Market Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Money Market Portfolio.

Investors do not pay a sales load to invest in the Money Market Portfolio. The price for Money Market Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the Money Market Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Money Market Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the transfer agent) by 4 p.m. Eastern time before a purchase order can be accepted. The Money Market Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Money Market Portfolio. The Money Market Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities ("in-kind") at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Money Market Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.

          The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Trust may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Portfolio's interests that may be harmful to the Portfolio or its interestholders. There is no assurance that, even if inappropriate trading activity is discovered, it will be discontinued or prohibited.

          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The Money Market Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Money Market Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Money Market Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A


               STATE STREET SHORT-TERM TAX EXEMPT BOND PORTFOLIO



                                 April 29, 2008


We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is a no-load, open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series which may be individually referred to as a "Portfolio" and are named as follows:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short -Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS


          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Short -Term Tax Exempt Bond Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Short -Term Tax Exempt Bond Portfolio. The Tax Short -Term Tax Exempt Bond Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.


SUMMARY


          Investment Objective. The Short -Term Tax Exempt Bond Portfolio's investment objective is to seek to provide federally tax-exempt current income and liquidity. The Portfolio invests at least 80% of its assets in a diversified portfolio of investment grade municipal debt securities and maintains a dollar-weighted average portfolio duration of two years or less. The Portfolio is not a money market fund, and the Portfolio's net asset value per share will fluctuate. There is no assurance that the Portfolio will achieve its investment objective.

SUMMARY





          Principal Investment Strategies. The Short -Term Tax Exempt Bond Portfolio has a fundamental policy of investing at least 80% of its net assets under normal market conditions in investment grade municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Portfolio may buy or sell securities on a when-issued or forward commitment basis. The Fund may invest in municipal securities by investing in other funds.


          The Portfolio may invest up to 20% of its assets in federally taxable securities including obligations issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

          The municipal debt obligations in which the Portfolio may invest include investments in certain revenue sectors that may be more volatile than others due to changing economic and regulatory issues. This may include industrial development, pollution control, resource recovery, housing, and hospital revenue bond issues. The Portfolio will invest in debt obligations rated investment grade by Moody's, S&P, or equivalent by another national rating organization. The Portfolio does not currently intend to invest in securities subject to the alternative minimum tax.

          Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (ii) if not rated, are of comparable quality, as determined by the Adviser. Unrated securities in which the Portfolio may invest include those for which the Adviser has determined is of comparable quality. If a security is downgraded and is no longer investment grade, the Portfolio may continue to hold the security if the Adviser determines that to be in the best interest of the Portfolio.


Principal risks of investing in Short -Term Tax Exempt Bond Portfolio


- Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Portfolio, or the obligor on a derivative instrument held by the Portfolio, may default on its obligation.

- Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.


- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Portfolio may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Portfolio invests have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period of time.

     - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Portfolio's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Portfolio's investment objective and may submit possible changes in the structure of the Portfolio to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Portfolio's policy to invest in municipal debt obligations will subject the Portfolio to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Portfolio were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


     - New Fund Risk. The Short -Term Tax-Exempt Bond Portfolio may not grow to or maintain an economically viable size, in which case management of the Short -Term Tax- Exempt Bond Portfolio may determine to liquidate the Portfolio at a time that may not be opportune for shareholders.


TEMPORARY DEFENSIVE POSITION


     - Defensive Strategies. From time to time, for temporary defensive purposes, the Portfolio may invest without limit in taxable short-term investments. Dividends paid by the Portfolio that are attributable to income earned by the Portfolio from these instruments will be taxable to investors. This temporary defensive strategy may be inconsistent with the Portfolio's principal investment strategy, and the Portfolio may not achieve its investment objective.



THE SHORT-TERM TAX EXEMPT BOND PORTFOLIO'S BENEFICIAL INTERESTS WILL CHANGE IN VALUE, AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE SHORT -TERM TAX- EXEMPT BOND PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE. AN INVESTMENT IN THE SHORT -TERM TAX- EXEMPT BOND PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The investment objective of the Portfolio as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

          Commercial Paper, Rule 144A and Other Short-Term Obligations. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.



          Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


          Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

          Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.


          Portfolio Duration. The Portfolio will maintain a dollar-weighted average portfolio duration of two years or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.



          Variable and Floating Rate Securities. The Portfolio may purchase variable rate securities including variable rate demand notes. Variable rate demand notes bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equity to the period remaining until the next readjustment of the interest rate. The Portfolio may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.



          Portfolio Holdings Disclosure. The Short-Term Tax Exempt Bond Portfolio holdings disclosure policy is described in the Statement of Additional Information.


ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Short -Term Tax Exempt Bond Portfolio and makes investment decisions on its behalf.

          The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Short-Term Tax Exempt Bond Portfolio. The Adviser places all orders for purchases and sales of the Short-Term Tax Exempt Bond Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


          The Adviser places all orders for purchases and sales of the Portfolio's investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.




          The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:

TIMOTHY RYAN, CFA

          Mr. Ryan is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He joined State Street in 2003 and is the unit head for the Municipal Bond Group responsible for the nuclear decommissioning trusts and insurance portfolios as well as cross over analysis and setting portfolio strategy to maximize after tax return on the Lehman Aggregate benchmarked portfolios. Prior to joining SSGA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.

DWAYNE PARMLEY


          Mr. Parmley is a Principal of State Street Global Advisors and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Prior to his current role, Mr. Parmley was an Operations Associate on the SSgA Cash and Securities Lending Desk. Before joining SSGA in 1999, Mr. Parmley was an Auditor and Portfolio Accountant at State Street Corporation. Mr. Parmley received a Bachelor of Business Administration from the University of Massachusetts at Amherst and earned a Master of Business Administration with a concentration in Finance from Bentley College. Mr. Parmley is currently a candidate for the CFA Level II Exam.

JEFF CARTER


          Mr. Carter is a Principal of State Street Global Advisors and a Portfolio Manager in the Tax-Aware and Principal Protected Strategies (TAPPS) Group, which includes Corporate Liquidity and Stable Value asset management. Mr. Carter develops and recommends appropriate asset allocation structures and investment strategies for stable value and tax sensitive funds. Prior to joining SSgA in January of 2003, he spent ten years at Fidelity Investments starting in an operations role and leaving as a Senior Financial Analyst in charge of pricing and profitability analysis of defined benefit and defined contribution products. Previous to his employment at Fidelity, he worked for State Street in the MFS fund accounting group. Mr. Carter received his Master's degree in Business Administration with a finance concentration from Northeastern University in 1997 and holds a Bachelor of Science degree in Economics/Finance from Bentley College.


          Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio is available in the Statement of Additional Information.

          The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

ADMINISTRATOR


          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Short-Term Tax Exempt Bond Portfolio.


ADVISORY FEE


          As compensation for the Adviser's services to the Short-Term Tax Exempt Bond Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets. The Adviser has contractually agreed to limit the total operating expenses of the Short-Term Tax Exempt Bond Portfolio to 0.10% of the Portfolio's average daily net assets until April 30, 2009.


ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Portfolio determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Portfolio is computed by adding the value of all securities and other assets of the Portfolio, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

          Ordinarily, the Portfolio values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Portfolio will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when Portfolio shares are not priced, the value of the Portfolio's portfolio may change on days when Portfolio shares cannot generally be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.

PURCHASING BENEFICIAL INTERESTS


          The Short-Term Tax Exempt Bond Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Limited Duration Short-Term Tax Exempt Bond Portfolio.

          Investors pay no sales load to invest in the Short-Term Tax Exempt Bond Portfolio. The price for Short-Term Tax Exempt Bond Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the Short -Term Tax Exempt Bond Portfolio is $5 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Short -Term Tax Exempt Bond Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve
Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Short-Term Tax Exempt Bond Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.


          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS


An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Short Term Tax-Exempt Bond Portfolio. The Short-Term Tax Exempt Bond Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Short -Term Tax Exempt Bond Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.


POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.


          The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.


          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS


The Short-Term Tax Exempt Bond Portfolio does not expect to be subject to any income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Short-Term Tax Exempt Bond Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Short-Term Tax Exempt Bond Portfolio expects to manage its assets and income in such a way that a feeder will meet the requirements of Sections 851(b)(2) and 851(b)(3)(A) and (B) of the Code.


ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                  STATE STREET TAX FREE MONEY MARKET PORTFOLIO


                                 April 29, 2008


We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is a no-load, open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series which may be individually referred to as a "Portfolio" and are named as follows:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short-Term Tax Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Tax Free Money Market Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Tax Free Money Market Portfolio. The Tax Free Money Market Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.

SUMMARY

          Investment Objective. The Tax Free Money Market Portfolio's investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity. There is no assurance that the Tax Free Money Market Portfolio will achieve its investment objective.

          Principal Investment Strategies. The Tax Free Money Market Portfolio has a fundamental policy of investing at least 80% of its net assets under normal market conditions in municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Tax Free Money Market Portfolio may buy or sell securities on a when-issued or forward commitment basis.

          The Tax Free Money Market Portfolio may invest up to 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.

Principal risks of investing in Tax Free Money Market Portfolio

- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Portfolio may default on its obligation.

- Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Tax Free Money Market Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.


- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Tax Free Money Market Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Tax Free Money Market Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Tax Free Money Market Portfolio may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities. In recent periods, various types of securities in which the Fund invests have experienced limited liquidity. It is possible that any such illiquidity will continue for an extended period of time.


- Money Market Risk. The risk that the Tax Free Money Market Portfolio will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


- Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Tax Free Money Market Portfolio's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Tax Free Money Market Portfolio's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Tax Free Money Market Portfolio's policy to invest in municipal debt obligations will subject the Portfolio to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interests from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.

- New Fund Risk. The Tax Free Money Market Portfolio may not grow to or maintain an economically viable size, in which case management of the Tax Free Money Market Portfolio may determine to liquidate the Portfolio at a time that may not be opportune for shareholders.

TEMPORARY DEFENSIVE POSITION


     - Defensive Strategies. From time to time, for temporary defensive purposes, the Portfolio may invest in taxable short-term investments. Dividends paid by the Portfolio that are attributable to income earned by the Portfolio from these instruments will be taxable to investors. This temporary defensive strategy may be inconsistent with the Portfolio's principal investment strategy and the Portfolio may not achieve its investment objective.


THE TAX FREE MONEY MARKET PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. AN INVESTMENT IN THE TAX FREE MONEY MARKET PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

          The investment objective of the Portfolio as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

          Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC rules applicable to money market mutual funds. At the time of acquisition, the Adviser will have determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term rating categories by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.

          Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Portfolio expects normally to hold many portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover.


          Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the U.S. government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


          Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

          Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

          Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


          Variable and Floating Rate Securities. The Portfolio may purchase variable rate securities, including variable rate demand notes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate demand notes typically bear interest tied to a money market rate and are payable upon demand. Demand obligations are of uncertain duration and carry the risk of unanticipated prepayment. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equity to the period remaining until the next readjustment of the interest rate. The Portfolio may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities is subject to many of the risks of investing in debt securities generally.


          Portfolio Holdings Disclosure. The Tax Free Money Market Portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Tax Free Money Market Portfolio and makes investment decisions on its behalf.

          The Adviser places all orders for purchases and sales of the Portfolio's investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

          The basis for the Board of Trustees approving the Portfolio's investment advisory agreement with the Adviser will be discussed in the Portfolio's Semi-Annual Report or Annual Report for the first semi-annual period after the Portfolio commences operations.

          The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

ADMINISTRATOR

          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Tax Free Money Market Portfolio.

ADVISORY FEE


          As compensation for the Adviser's services to the Tax Free Money Market Portfolio as investment adviser and State Street's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets. The Adviser has contractually agreed to limit the total operating expenses of the Tax Free Money Market Portfolio to 0.10% of the Portfolio's average daily net assets until April 30, 2009.


ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Portfolio seeks to maintain a stable $1.00 per share net asset value ("NAV"). The Portfolio determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. Notwithstanding the foregoing provision, the Portfolio reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Portfolio may designate special hours of operation on any such day. In the event that the Portfolio invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Portfolio will post advance notice of these events at https://www.sttfunds.com. The Portfolio determines its net asset value per share at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act of 1940. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PURCHASING BENEFICIAL INTERESTS

          The Tax Free Money Market Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Tax Free Money Market Portfolio.

Investors pay no sales load to invest in the Tax Free Money Market Portfolio. The price for Tax Free Money Market Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

The minimum initial investment in the Tax Free Money Market Portfolio is $10 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Tax Free Money Market

Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Tax Free Money Market Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Tax Free Money Market Portfolio. The Tax Free Money Market Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Tax Free Money Market Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING

          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.


     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding interests through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.


          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

The Tax Free Money Market Portfolio does not expect to be subject to any income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Tax Free Money Market Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Tax Free Money Market Portfolio expects to manage its assets and income in such a way that a feeder will meet the requirements of Sections 851(b)(2) and 851(b)(3)(A) and (B) of the Code.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                  STATE STREET TREASURY MONEY MARKET PORTFOLIO

                                 April 29, 2008

We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short-Term Tax Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS


          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Treasury Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Treasury Portfolio. The Treasury Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser'), a subsidiary of State Street Corporation.


SUMMARY

Investment Objective. The investment objective of Treasury Portfolio is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). There is no guarantee the Treasury Portfolio will be able to maintain a stable NAV per share, and you could lose money by investing in the Treasury Portfolio.

          Principal Investment Strategies. The Treasury Portfolio is a money market fund that seeks to achieve its investment objective by investing in U.S. Treasury securities with maturities of 397 calendar days or less. The Treasury Portfolio will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bonds, bills and notes. The Treasury Portfolio will also invest in other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations.


          A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Treasury Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Portfolio's price or yield in any material respect.


          The Adviser bases its decisions on the relative attractiveness of different U.S. Treasury obligations which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these obligations, which are summarized below.

Principal risks of investing in the Treasury Portfolio


- Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk, and the risk that the maturity or duration of a security may be unexpectedly extended or shortened due to unanticipated prepayments or delays in payments of principal or interest.

- Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities.

- Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

- Money Market Risk. The risk that the Treasury Portfolio will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

- New Fund Risk. The Treasury Portfolio may grow to or maintain an economically viable size, in which case management of the Treasury Portfolio may determine to liquidate the Treasury Portfolio at a time that may not be opportune for shareholders.



THE TREASURY PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. AN INVESTMENT IN THE TREASURY PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


OTHER INVESTMENT CONSIDERATIONS AND RISKS

Changes in policies. The investment objective of the Treasury Portfolio as stated above may be changed without shareholder approval. The investment policies described below reflect the Treasury Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

U.S. Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or

U.S. Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Portfolio Holdings Disclosure. The Treasury Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Treasury Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Treasury Portfolio. The Adviser places all orders for purchases and sales of the Treasury Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street
Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


ADMINISTRATOR

          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Treasury Portfolio.

ADVISORY FEE

          As compensation for the Adviser's services to the Treasury Portfolio the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets.

ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Treasury Portfolio's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open for trading, at 2 p.m. Eastern time or the close of regular trading on the NYSE, whichever is earlier. The NAV is based on the value of the securities held in the Treasury Portfolio. If quotations are not readily available, the portfolio securities will be valued by methods approved by the Board of Trustees intended to reflect fair value.

          The Treasury Portfolio seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PURCHASING BENEFICIAL INTERESTS

          The Treasury Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Treasury Portfolio.

Investors pay no sales load to invest in the Treasury Portfolio. The price for Treasury Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the Treasury Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Treasury Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the transfer agent) by 2 p.m. Eastern time before a purchase order can be accepted. The Treasury Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Treasury Portfolio. The Treasury Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities ("in-kind") at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Treasury Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING


          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.



          The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.

          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The Treasury Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Treasury Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Treasury Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

                STATE STREET TREASURY PLUS MONEY MARKET PORTFOLIO

                                 April 29, 2008

          We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

          State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the Treasury Plus Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the Treasury Plus Portfolio. The Treasury Plus Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation.

SUMMARY
objective is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"), by investing in a portfolio made up principally of U.S. Treasury securities and repurchase agreements collateralized by such securities. There is no assurance that the Treasury Plus Portfolio will maintain a stable net asset value per share.


          Principal Investment Strategies. The Treasury Plus Portfolio is a money market fund that seeks to achieve its investment objective by investing in U.S. dollar-denominated, money market instruments with maturities of 397 calendar days or less. Under normal circumstances, the Treasury Plus Portfolio will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. (Shareholders would receive at least 60 days notice prior to any change to this 80% investment policy.)


          Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Treasury Plus Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term U.S. Treasury obligations will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the Treasury Plus Portfolio's price or yield in any material respect.

          Repurchase Agreements. The Treasury Plus Portfolio may enter into repurchase agreements, under which the Portfolio purchases a security from a seller, who simultaneously commits to repurchase the security from the Portfolio at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The Treasury Plus Portfolio bears the risk of loss in the event the other party defaults on its obligations and the Treasury Plus Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Treasury Plus Portfolio realizes a loss on the sale of the collateral securities. The Treasury Plus Portfolio will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The Treasury Plus Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

          The Adviser bases its decisions on the relative attractiveness of different U.S. Treasury obligations which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these obligations, which are summarized below.

Principal risks of investing in the Treasury Plus Portfolio


- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Treasury Plus Fund may default on its obligations.

- Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. Credit risk involves the risk that the issuer could default on its obligations, and the Treasury Plus Portfolio will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and asset-backed securities.

- Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Treasury Plus Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Treasury Plus Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Treasury Plus Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the fund. Illiquid securities may be more difficult to value than other securities.

- Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.

- Money Market Risk. The risk that the Treasury Plus Portfolio will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


- New Fund Risk. The Portfolio may not grow to or maintain an economically viable size, in which case management of the Treasury Plus Portfolio may determine to liquidate the Treasury Plus Portfolio at a time that may not be opportune for shareholders.

- Repurchase Agreement Risk. The Treasury Plus Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.


THE TREASURY PLUS PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. AN INVESTMENT IN THE TREASURY PLUS PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS

Changes in policies. The investment objective of the Treasury Plus Portfolio as stated above may be changed without shareholder approval. The investment policies described below reflect the Treasury Plus Portfolio's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:

U.S. Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

Portfolio Holdings Disclosure. The Treasury Plus Portfolio's portfolio holdings disclosure policy is described in the Statement of Additional Information.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the Treasury Plus Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Treasury Plus Portfolio. The Adviser places all orders for purchases and sales of the Treasury Plus Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


ADMINISTRATOR

          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the Treasury Plus Portfolio.

ADVISORY FEE

          As compensation for the Adviser's services to the Treasury Plus Portfolio the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets.

ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The Treasury Plus Portfolio's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open for trading, at 5 p.m. Eastern time or the close of regular trading on the NYSE, on days in which the NYSE closes earlier than its normally scheduled closing time. The NAV is based on the value of the securities held in the Treasury Plus Portfolio. If quotations are not readily available, the portfolio securities will be valued by methods approved by the Board of Trustees intended to reflect fair value.

          The Treasury Plus Portfolio seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PURCHASING BENEFICIAL INTERESTS

          The Treasury Plus Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the Treasury Plus Portfolio.

          Investors pay no sales load to invest in the Treasury Plus Portfolio. The price for Treasury Plus Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the Treasury Plus Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The Treasury Plus Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the transfer agent) by 5 p.m. Eastern time before a purchase order can be accepted. The Treasury Plus Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Treasury Plus Portfolio. The Treasury Plus Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities ("in-kind") at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the Treasury Plus Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING


          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.



          The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those organizations and intermediaries. The Trust may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.


          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The Treasury Plus Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the Treasury Plus Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of allocable shares will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

          The Treasury Plus Portfolio expects to manage its assets and income in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART A

               STATE STREET U.S. GOVERNMENT MONEY MARKET PORTFOLIO


                                 April 29, 2008


          We have omitted responses to Items 1, 2, 3 and 8 pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

INTRODUCTION

State Street Master Funds (the "Trust") is an open-end management investment company and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Only investment companies, institutional client separate accounts, 401(k) plan assets, common or commingled trust funds or collective investment trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act may invest in the Trust. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") formerly known as the State Street Tax Free Limited Duration Bond Portfolio;


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").

ITEM 4. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

          The investment objective, principal strategies, risks and portfolio holdings disclosure policy of the U.S. Government Money Market Portfolio are described below; the investment objectives, principal strategies, risks and portfolio holdings disclosure policy of the Trust's other Portfolios are described separately. See Part B for a description of certain fundamental investment restrictions for the U.S. Government Money Market Portfolio. The U.S. Government Money Market Portfolio's investment adviser is SSgA Funds Management, Inc. (the "Adviser'), a subsidiary of State Street Corporation.

SUMMARY


          Investment Objective. The U.S. Government Money Market Portfolio's investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value ("NAV"). The fund invests in US government securities with maturities of 397 days or less and adjustable rate government securities where the variable rate of interest is readjusted no less frequently than every 762 days and as permitted under Rule 2a-7 of the Investment Company Act, as amended, and in repurchase agreements collateralized by U.S. Government securities.

          Principal Investment Strategies. The U.S. Government Money Market Portfolio attempts to meet its investment objective by investing under normal circumstances substantially all of its assets in obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities ("U.S. Government Securities") or in repurchase agreements collateralized by such instruments. Although some U.S. government securities are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the government agency or instrumentality issuing or guaranteeing the securities. Under normal market conditions, the U.S. Government Money Market Fund will invest substantially all of its assets in U.S. government securities and in repurchase agreements collateralized by such securities. (Shareholders would receive at least 60 days notice prior to any change to this policy.)

          Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable Securities and Exchange Commission (the "SEC") regulations and must maintain a dollar-weighted average maturity of 90 days or less. The U.S. Government Money Market Portfolio will normally hold portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect the U.S. Government Money Market Portfolio's price or yield in any materials respect.

          Repurchase Agreements. The U.S. Government Money Market Portfolio may enter into repurchase agreements, under which the Portfolio purchases a security from a seller, who simultaneously commits to repurchase the security from the Portfolio at the original purchase price plus an agreed upon amount representing the original purchase price plus interest, on an agreed upon date in the future. The U.S. Government Money Market Portfolio bears the risk of loss in the event the other party defaults on its obligations and the U.S. Government Money Market Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the U.S. Government Money Market Portfolio realizes a loss on the sale of the collateral securities. The U.S. Government Money Market Portfolio will enter into repurchase agreements with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Board of Trustees. The U.S. Government Money Market Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days.

          The Adviser bases its investment decisions on the relative attractiveness of different money market investments which can vary depending on the general level of interest rates as well as supply/demand imbalances in the market. There are risks associated with these instruments, which are summarized below.

Principal risks of investing in the U.S. Government Money Market Portfolio


- Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the U.S. Government Money Market Portfolio may default on its obligations.



- Fixed-Income Securities Risk. The risks of fixed-income securities include, but are not limited to, interest rate risk, credit risk and call/extension risk. Credit risk involves the risk that the issuer could default on its obligations, and the U.S. Government Money Market Portfolio will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and asset-backed securities.

- Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the U.S. Government Money Market Portfolio may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



- Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. There may not be a ready market for certain securities held by the Portfolio. Illiquid securities may be more difficult to value than other securities.



- Management Strategy Risk. A strategy used by the Adviser may fail to produce the intended results.



- Money Market Risk. The U.S. Government Money Market Portfolio may not be able to maintain a NAV per share of $1.00 at all times. Although the U.S. Government Money Market Portfolio seeks to maintain a constant NAV of $1.00 per share, the U.S. Government Money Market Portfolio may not be able to do so at all times, and it is possible for you to lose money by investing in the U.S. Government Money Market Portfolio. An investment in the U.S. Government Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



- New Fund Risk. The Portfolio may not grow to or maintain an economically viable size, in which case management of the Portfolio may determine to liquidate at a time that may not be opportune for shareholders.



- Repurchase Agreement Risk. The U.S. Government Money Market Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a fund if the other party should default on its obligation and a fund is delayed or prevented from recovering the collateral.



- U.S. Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed securities issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.


THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO MAY NOT ACHIEVE ITS OBJECTIVE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO. AN INVESTMENT IN THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

OTHER INVESTMENT CONSIDERATIONS AND RISKS


          Variable and Floating Rate Securities. The Portfolio may purchase variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Portfolio may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.

ITEM 5. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

          The Board of Trustees of the Trust is responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Board of Trustees may determine, the Adviser furnishes a continuing investment program for the U.S. Government Money Market Portfolio and makes investment decisions on its behalf.


          The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the U.S. Government Money Market Portfolio. The Adviser places all orders for purchases and sales of the U.S. Government Money Market Portfolio's investments. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation, a publicly held bank holding company, and includes State Street Funds Management, Inc. ("SSgA FM"), a wholly-owned subsidiary. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2 trillion as of December 31, 2007 in investment programs and portfolios for institutional and individual investors. SSgA FM, as the Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended ("Advisers Act"). SSgA FM had over $144.5 billion in assets under management at December 31, 2007. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.


ADMINISTRATOR

          State Street Bank and Trust Company is the administrator, custodian and transfer agent for the U.S. Government Money Market Portfolio.

ADVISORY FEE

          As compensation for the Adviser's services to the U.S. Government Money Market Portfolio, the Portfolio is obligated to pay a fee of 0.10% of the Portfolio's average daily net assets.

ITEM 6. INTERESTHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

          The U.S. Government Money Market Portfolio's net asset value ("NAV") is calculated on each day the New York Stock Exchange (the "NYSE") is open for trading, at 4 p.m. Eastern time or the close of regular trading on the NYSE, whichever is earlier. The NAV is based on the value of the securities held in the U.S. Government Money Market Portfolio. If quotations are not readily available, the portfolio securities will be valued by methods approved by the Board of Trustees intended to reflect fair value.

          The U.S. Government Money Market Portfolio seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PURCHASING BENEFICIAL INTERESTS

          The U.S. Government Money Market Portfolio issues beneficial interests solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investment companies, institutional client separate accounts, 401(k) plan assets, common and commingled trust funds or collective investment trusts or similar organizations that are "accredited investors" within the meaning of Regulation D of the 1933 Act are the only investors currently permitted to invest in the U.S. Government Money Market Portfolio.

Investors pay no sales load to invest in the U.S. Government Money Market Portfolio. The price for U.S. Government Money Market Portfolio beneficial interests is the NAV next calculated after the purchase order is accepted by the Portfolio.

          The minimum initial investment in the U.S. Government Money Market Portfolio is $25 million, although the Adviser may waive the minimum in its discretion. There is no minimum subsequent investment. The U.S. Government Money Market Portfolio intends to be as fully invested as is practicable; therefore, investments must be made either in Federal Funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank) or securities ("in-kind") acceptable to the Adviser. (Please consult your tax adviser regarding in-kind transactions.) The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because the Federal Funds wiring does not occur on these holidays. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the transfer agent) by 4 p.m. Eastern time before a purchase order can be accepted. The U.S. Government Money Market Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

          In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership of) an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

REDEEMING BENEFICIAL INTERESTS

          An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the U.S. Government Money Market Portfolio. The U.S. Government Money Market Portfolio will pay the proceeds of the withdrawal either in Federal Funds or in securities at the discretion of the Adviser, normally on the next Portfolio business day after the withdrawal, but in any event no more than seven days after the withdrawal. (Please consult your tax adviser regarding in-kind transactions.) Investments in the U.S. Government Money Market Portfolio may not be transferred. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

POLICIES TO PREVENT MARKET TIMING


          Frequent purchases and redemptions of Portfolio interests may present risks for other interestholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio interests held by long-term interestholders, interference in the efficient management of the Portfolio's portfolio, increased brokerage and administrative costs and forcing the Portfolio to hold excess levels of cash.



          The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Portfolio. Because most of the interests in the Portfolio are held by other investment companies and similar organizations the shares of which are in turn owned by investors indirectly through one or more financial intermediaries, the Portfolio does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Trust and its service providers periodically review cash inflows and outflows from and to those organizations and intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those organizations and intermediaries. The Trust seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser's judgment, the trading activity suggests possible market timing that may be harmful to the Portfolio or its interestholders.


          The Portfolio reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by an investor whose trading activity in Portfolio interests the Adviser believes could be harmful to the Portfolio. The Portfolio may decide to restrict purchase and sale activity in its interests based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Portfolio, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Portfolio.

TAX CONSIDERATIONS

          The U.S. Government Money Market Portfolio does not expect to be subject to any federal or state income tax, as it has been determined that it will be properly treated as a partnership for federal and state income tax purposes. Each investor in the U.S. Government Money Market Portfolio, however, will be taxable on its allocable share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's income, gain, loss, deductions and credits in determining its federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. Depending on the tax rules in the state in which an investor resides, a portion of the allocable share of the U.S. Government Money Market Portfolio's income attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

          The U.S. Government Money Market Portfolio expects to manage its assets and income in such a way that a feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

ITEM 7. DISTRIBUTION ARRANGEMENTS

Not applicable.

PART B

                            STATE STREET MASTER FUNDS
                                  (THE "TRUST")

                                  P.O. BOX 5049
                           BOSTON, MASSACHUSETTS 02206
                                 (617) 662-0835


                                 April 29, 2008


ITEM 9. COVER PAGE AND TABLE OF CONTENTS


This Statement of Additional Information (the "SAI") relates to the prospectuses dated April 29, 2008, as amended from time to time thereafter (the "Prospectuses") for the State Street Equity 500 Index Portfolio, State Street Equity 400 Index Portfolio, State Street Equity 2000 Index Portfolio, State Street Aggregate Bond Index Portfolio, State Street Limited Duration Bond Portfolio, State Street Money Market Portfolio, State Street Short-Term
Tax Exempt Bond Portfolio, State Street Tax Free Money Market Portfolio, State Street Treasury Money Market Portfolio, State Street Treasury Plus Money Market Portfolio and State Street U.S. Government Money Market Portfolio.


The SAI is not a prospectus and should be read in conjunction with the Prospectuses, which may be obtained by telephoning or writing the Trust at the number or address above.


The Trust's financial statements for the fiscal year ended December 31, 2007, including the independent registered public accounting firm reports thereon, are included in the Trust's annual report and are incorporated into this SAI by reference. A copy of the Trust's annual report is available, without charge, upon request, by calling (617) 662-0835 or by written request to the Trust at the address above.

TABLE OF CONTENTS


                                                                            PAGE
                                                                           -----
Trust History ..........................................................      3
Description of the Portfolios and their Investment Objectives,
   Strategies and Risks ................................................      3
Management of the Trust ................................................     26
Control Persons and Principal Holders of Securities ....................     30
Investment Advisory and Other Services .................................     31
Portfolio Managers .....................................................     34
Brokerage Allocation and Other Practices ...............................     36
Capital Stock and Other Securities .....................................     36
Purchase, Redemption and Pricing of Beneficial Interests ...............     37
Taxation of the Portfolios .............................................     38
Underwriters ...........................................................     41
Financial Statements ...................................................     41
Appendix A - Ratings of Debt Instruments ...............................    A-1
Appendix B - Trust's Proxy Voting Procedures ...........................    B-1
Appendix C - Adviser's Proxy Voting Procedures .........................    C-1

ITEM 10. TRUST HISTORY

The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust contains the following diversified series:

     -    State Street Equity 500 Index Portfolio (the "Equity 500 Index
          Portfolio");

     -    State Street Equity 400 Index Portfolio (the "Equity 400 Index
          Portfolio");

     - State Street Equity 2000 Index Portfolio (the "Equity 2000 Index Portfolio");

     - State Street Aggregate Bond Index Portfolio (the "Aggregate Bond Index Portfolio");

     - State Street Limited Duration Bond Portfolio (the "Limited Duration Bond Portfolio");

     -    State Street Money Market Portfolio (the "Money Market Portfolio");


     - State Street Short-Term Tax Exempt Bond Portfolio (the "Short Term Tax-Exempt Bond Portfolio") (formerly known as the State Street Tax Free Limited Duration Bond Portfolio);


     - State Street Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio");

     -    State Street Treasury Money Market Portfolio (the "Treasury
          Portfolio");

     - State Street Treasury Plus Money Market Portfolio (the "Treasury Plus Portfolio"); and

     - State Street U.S. Government Money Market Portfolio (the "U.S. Government Money Market Portfolio").


The Equity 500 Index Portfolio, the Equity 400 Index Portfolio, the Equity 2000 Index Portfolio and the Aggregate Bond Index Portfolio are referred to in the SAI as the "Index Portfolios." The Money Market Portfolio, Treasury Portfolio, Treasury Plus Portfolio and the U.S. Government Money Market Portfolio are referred to in the SAI as the "Money Portfolios or the "Money Market Portfolios." The Tax Free Money Market Portfolio is referred to in the SAI as the "Tax Free Portfolio." The Treasury Portfolio and the Treasury Plus Portfolio are referred to in the SAI as the "Treasury Portfolios." The Limited Duration Bond Portfolio and the Short-Term Tax Exempt Bond Portfolio are referred to in this SAI as the "Bond Portfolios." All Portfolios together are referred to in the SAI as the "Portfolios."


ITEM 11. DESCRIPTION OF PORTFOLIOS AND THEIR INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Portfolio's Part A contains information about the investment objective and policies of that respective Portfolio of the Trust. This Part B should only be read in conjunction with the Part A of the Portfolio or Portfolios in which you intend to invest. In addition to the principal investment strategies and the principal risks of a Portfolio described in Part A, a Portfolio may employ other investment practices and may be subject to additional risks, which are described below.

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX

The Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of beneficial interests of the Equity 500 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Equity 500 Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Equity 500 Index Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Equity 500 Index Portfolio or the owners of beneficial interests of the Equity 500 Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the price and number of interests of the Equity 500 Index Portfolio or the timing of the issuance or sale of beneficial interests of the Portfolio, or calculation of the equation by which interests of the Portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of interests of the Equity 500 Index Portfolio.

S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Portfolio, owners of beneficial interests of the Portfolio or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INFORMATION CONCERNING THE S&P 400 INDEX

The Equity 400 Index Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of beneficial interests of the Equity 400 Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 400 Index to track general stock market performance. S&P's only relationship to the Equity 400 Index Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 400 Index, which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Equity 400 Index Portfolio or the owners of beneficial interests of the Portfolio into consideration in determining, composing or calculating the S&P 400 Index. S&P is not responsible for and has not participated in the determination of the price and number of interests of the Equity 400 Index Portfolio or the timing of the issuance or sale of beneficial interests of the Portfolio, or calculation of the equation by which interests of the Portfolio are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of interests of the Equity 400 Index Portfolio.

S&P does not guarantee the accuracy or the completeness of the S&P 400 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 400 Index Portfolio, owners of beneficial interests of the Portfolio or any other person or entity from the use of the S&P 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INFORMATION CONCERNING THE RUSSELL 2000 INDEX

The Equity 2000 Index Portfolio is not sponsored, endorsed, promoted by, or in any way affiliated with Frank Russell Company ("Russell"). Russell is not responsible for and has not reviewed the Equity 2000 Index Portfolio or any associated literature or publications, and Russell makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell's publication of the Index in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Russell makes no representation, warranty or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 Index or any data included in the Index. Russell makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 Index or any data included therein, or any security (or combination thereof) comprising the Index. Russell makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index or any data or any security (or combination thereof) included therein.

ADDITIONAL INFORMATION CONCERNING THE LEHMAN BROTHERS AGGREGATE BOND INDEX


The Aggregate Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman Brothers Holdings, Inc. ("Lehman Brothers"). Lehman Brothers makes no representation or warranty, express or implied, to the owners of beneficial interests of the Aggregate Bond Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Aggregate Bond Index Portfolio particularly or the ability of the Lehman Brothers Aggregate Bond Index ("LBAB Index") to track general performance. Lehman Brothers' only relationship to the Aggregate Bond Index Portfolio is the licensing of certain trademarks and trade names of Lehman Brothers and of the LBAB Index, which is determined, composed and calculated by Lehman Brothers without regard to the Portfolio. Lehman Brothers has no obligation to take the needs of the Aggregate Bond Index Portfolio or the owners of beneficial interests of the Portfolio into consideration in determining, composing or calculating the LBAB Index. Lehman Brothers is not responsible for and has not participated in the determination of the price and number of beneficial interests of the Aggregate Bond Index Portfolio or the timing of the issuance of sale of beneficial interests of the Portfolio. Lehman Brothers has no obligation or liability in connection with the administration, marketing or trading of the Aggregate Bond Index Portfolio.


Lehman Brothers does not guarantee the accuracy or the completeness of the LBAB Index or any data included therein, and Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to results to be obtained by the Aggregate Bond Index Portfolio, owners of beneficial interests of the Portfolio or any other person or entity from the use of the LBAB Index or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the LBAB Index or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

ADDITIONAL INVESTMENTS AND RISKS

To the extent consistent with its investment objective and restrictions, each Portfolio may invest in the following instruments and use the following investment techniques.

CASH RESERVES


Each Index Portfolio and the Tax Free Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Rating Group ("S&P") or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the "Adviser"); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time an Index Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that an Index Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

CREDIT DEFAULT SWAPS


The Limited Duration Bond Portfolio may enter into credit default swap transactions. A credit default swap is an agreement between the Limited Duration Bond Portfolio and a counterparty that enables the Limited Duration Bond Portfolio to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," make periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Portfolio to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Portfolio potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Limited Duration Bond Portfolio may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Limited Duration Bond Portfolio. As the protection buyer, the Portfolio bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Portfolio in the event of a default (or similar event). In addition, when the Limited Duration Bond Portfolio is a protection buyer, the Portfolio's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Limited Duration Bond Portfolio may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Limited Duration Bond Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Limited Duration Bond Portfolio would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Portfolio effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap.

The use of credit default swaps, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Portfolio can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.


FUTURES CONTRACTS AND OPTIONS ON FUTURES

Each Index Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

FUTURES CONTRACTS. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). Upon entering into a futures contract, an Index Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a "good faith" deposit that an Index Portfolio will honor its futures commitments. Subsequent payments (called "variation margin" or "maintenance margin") to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolios potential loss may be unlimited.



The Limited Duration Bond Portfolio may enter into futures contracts on securities in which it may invest and may purchase and write call and put options on such contracts.

The Limited Duration Bond Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

OPTIONS ON FUTURES CONTRACTS. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in an futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Limited Duration Bond Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Limited Duration Bond Portfolio is subject to the Adviser's ability to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Limited Duration Bond Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Limited Duration Bond Portfolio when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Limited Duration Bond Portfolio, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the Limited Duration Bond Portfolio, the Limited Duration Bond Portfolio may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by the Limited Duration Bond Portfolio is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Limited Duration Bond Portfolio has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Limited Duration Bond Portfolio's securities increase instead as a result of a decline in interest rates, the Limited Duration Bond Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Limited Duration Bond Portfolio has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Limited Duration Bond Portfolio has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Limited Duration Bond Portfolio's tax-exempt securities decrease, the Limited Duration Bond Portfolio would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.


ILLIQUID SECURITIES


Each Portfolio, except for the Treasury Fund, may invest in illiquid securities. Each Index Portfolio, the Bond Portfolios and the Tax Free Money Market Portfolio will invest no more than 15% of its net assets, and each Money Market Portfolio will invest no more than 10% of its net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.


LENDING OF PORTFOLIO SECURITIES

Each Index Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by an Index Portfolio. An Index Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. An Index Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, an Index Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Each Index Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Index Portfolios may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS

Each Portfolio may, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Portfolio's. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting interestholder redemptions.

REPURCHASE AGREEMENTS


Each Portfolio, except for the Treasury Portfolio, may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Portfolio receives securities as collateral. Under a repurchase agreement, the Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Portfolio's original purchase price plus interest within a specified time (normally one business day). The Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Portfolio.


SECTION 4(2) COMMERCIAL PAPER/RULE 144A SECURITIES


Each Portfolio, other than the Treasury Portfolios and the Short-Term Tax Exempt Bond Portfolio, may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("1933 Act") ("Section 4(2) paper") or in securities that that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act ("Rule 144A securities"). The U.S. Government Money Market Portfolio may invest in Rule 144A securities, but not
Section 4(2) paper.


Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers that make a market in
Section 4(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be subject to each Portfolio's percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees ) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for either Section 4(2) paper or Rule 144A securities.

U.S. GOVERNMENT SECURITIES


Each Portfolio may purchase U.S. government securities. With respect to U.S. Government Securities, the Treasury Portfolio will invest exclusively in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds maturing within 397 days, and other mutual funds, subject to regulatory limitations, that invest exclusively in such obligations. The Treasury Plus Portfolio will invest substantially all of its net assets in direct obligations of the U.S. Treasury (U.S. Treasury bills, notes and bonds) and repurchase agreements collateralized by these obligations. The types of U.S. government obligations in which each other Portfolios may at times invest include: (1) U.S. Treasury obligations and
(2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

The Money Portfolios may purchase U.S. government obligations on a forward commitment basis. The Money Portfolios except for the Treasury Portfolios may also purchase Treasury Inflation-Protection Securities, a type of inflation-indexed Treasury security. Treasury Inflation Protected Securities provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers ("CPI-U").

TREASURY INFLATION-PROTECTION SECURITIES

The Limited Duration Bond Portfolio may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the CPI-U.

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.


WHEN-ISSUED SECURITIES

Each Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. The Money Portfolios will not invest more than 25% of their respective net assets in when-issued securities.

Securities purchased on a when-issued basis and held by a Portfolio are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Portfolio remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Portfolio's net asset value ("NAV").

When payment for when-issued securities is due, a Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

REVERSE REPURCHASE AGREEMENTS


The Aggregate Bond Index Portfolio, Limited Duration Bond Portfolio, Tax-Free Portfolio and the Money Portfolios, excluding the Treasury Portfolios, may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Portfolio provides securities as collateral. Under a reverse repurchase agreement, the Portfolio sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. A Portfolio retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Portfolio's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Portfolio's custodian on the Portfolio's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Portfolio may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect a Portfolio's ability to reacquire the underlying securities.

TOTAL RETURN SWAPS AND INTEREST RATE SWAPS

The Aggregate Bond Index Portfolio and the Bond Portfolios, may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. A Portfolio's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap. The Adviser will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines.

The Aggregate Bond Index Portfolio and Limited Duration Bond Portfolio may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Portfolios with another party of their respective rights to receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. For example, the Aggregate Bond Index Portfolio or Limited Duration Bond Portfolio may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Portfolio. In such an instance, the Portfolio may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the portfolio of the Portfolio, the Portfolio would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Portfolio would likely lose money on the swap transaction.


EURODOLLAR CERTIFICATES OF DEPOSIT ("ECDs"), EURODOLLAR TIME DEPOSITS ("ETDs") AND YANKEE CERTIFICATES OF DEPOSIT ("YCDs")


The Aggregate Bond Index Portfolio, Limited Duration Bond Portfolio and the Money Portfolios, excluding the Treasury Portfolios, may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.


Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

FORWARD COMMITMENTS


The Aggregate Bond Index Portfolio, the Bond Portfolios, the Tax Free Portfolio and the Money Portfolios may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


INVESTMENT-GRADE BONDS

The Aggregate Bond Index Portfolio and the Money Market Portfolio may invest in corporate notes and bonds that are rated investment-grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (and, in the case of the Money Market Portfolio, rated in one of the two short-term highest rating categories by at least two NRSROs or by one NRSRO if only one NRSRO has rated the security) or, if unrated, are of comparable quality to the rated securities described above, as determined by the Adviser , in accordance with procedures established by the Board of Trustees. Investment-grade securities include securities rated Baa by Moody's or BBB- by S&P (and securities of comparable quality), which have speculative characteristics.

ASSET-BACKED SECURITIES


The Aggregate Bond Index Portfolio and the Money Market Portfolio may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. If the credit enhancement of an asset-backed security held by a Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience loss or delay in receiving payment and a decrease in the value of the security. Use of asset-backed securities will represent less than 5% of the Money Market Portfolio's total assets by issuer.


MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES


The Aggregate Bond Index Portfolio, the Limited Duration Bond Portfolio and the Money Portfolios, except for the Treasury Funds, and solely as collateral for repurchase agreements in the case of the Money Portfolios, may invest in mortgage-backed and mortgage-related securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio. Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.


Mortgage-backed securities are issued by governmental, government-related and private organizations and are backed by pools of mortgage loans. These mortgage loans are made by savings and loan associations, mortgage bankers, commercial banks and other lenders to home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest that, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), which is a shareholder-owned government-sponsored enterprise established by Congress, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.


     1. GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgage loans that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the loan pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying loans, Ginnie Maes are of the "modified pass-through" mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgage loans. The GNMA guaranty is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guaranty. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market by securities dealers and a variety of investors.

     2. FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgage loans underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying loan, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market by FHLMC, securities dealers and a variety of investors.

     3. FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one-family to four-family residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the loans in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated loans. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the underlying borrowers.

MORTGAGE-BACKED SECURITY ROLLS

The Aggregate Bond Index Portfolio may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Portfolio will sell a mortgage security to a dealer or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. There are two primary risks associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty's ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as the Portfolio's repurchase agreement counterparties. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., it must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and must be "good delivery." Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

VARIABLE AND FLOATING RATE SECURITIES


The Aggregate Bond Index Portfolio, the Bond Portfolios and the Money Portfolios, except for the Treasury Portfolios, may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Limited Duration Bond Portfolio may also invest in funding agreements, which are privately placed, unregistered obligations negotiated with a purchaser.

VARIABLE AMOUNT MASTER DEMAND NOTES

The Money Portfolios, excluding the Treasury Portfolios, and the Bond Portfolios may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.


ZERO COUPON SECURITIES


The Aggregate Bond Index Portfolio, the Bond Portfolios and the Money Portfolios, excluding the Treasury Portfolios, may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio must distribute at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because the Portfolio will not receive cash payments on a current basis from the issuer in respect of accrued original discount, the Portfolios may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement. Such cash might be obtained from selling other portfolio holdings of the Portfolio. In some circumstances such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell such securities at such time.

The Money Portfolios, excluding the Treasury Portfolios, and the Bond Portfolios may invest no more than 25% of their respective total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

MUNICIPAL AND MUNICIPAL-RELATED SECURITIES

Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

The Tax-Free Money Market Portfolio and the Bond Portfolios may invest in municipal and municipal-related securities. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Portfolio may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Portfolio's ability to acquire and dispose of municipal securities at desirable yield and price levels. Concentration of the Portfolio's investments in these municipal obligations will subject the Portfolio, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

AUCTION RATE SECURITIES. Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Portfolio will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration. The Tax Free Money Market Portfolio does not invest in auction rate securities.

INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in each Tax-Free Portfolio's Prospectus and discussed below under "Taxation of the Portfolios," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

INSURED MUNICIPAL SECURITIES Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Adviser selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Adviser's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

MUNICIPAL LEASES The Tax-Free Money Market Portfolio and Short Term Tax-Exempt Bond Portfolio may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit a Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Tax-Free Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

Whether a municipal lease agreement will be considered illiquid for the purpose of a Portfolio's restriction on investments in illiquid securities will be determined in accordance with procedures established by the Board of Trustees.

PRE-REFUNDED MUNICIPAL SECURITIES The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been "pre-refunded" using the escrow fund.

TENDER OPTION BONDS A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.

TAX EXEMPT COMMERCIAL PAPER.

The Tax Free Money Market Portfolio and the Bond Portfolios may invest in tax exempt commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Portfolios will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service. See Appendix A for more information on the ratings of debt instruments.


INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Index Portfolios, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Portfolio, which is defined in the 1940 Act, to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding interests of the Portfolio and (2) 67% or more of the interests present at a meeting if more than 50% of the outstanding interests are present at the meeting in person or by proxy.

Each Index Portfolio may not:

     (1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

     (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

     (3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

     (5) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

     (6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

     (7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

     (8) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry.

     (9) Issue any class of securities which is senior to the Portfolio's beneficial interests, to the extent prohibited by the 1940 Act.

In addition, it is contrary to each Index Portfolio's present policy, which may be changed without interestholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Index Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.


The Trust has also adopted the following fundamental investment policies, with respect to the Money Portfolios (excluding the Tax Free Money Market Portfolio), which may not be changed without the approval of a majority of the shareholders of the respective Portfolio, as defined above. Each Money Portfolio (excluding the Tax Free Money Market Portfolio) will not:


     (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Foreign and domestic branches of U.S. and foreign banks are not considered a single industry for purposes of this restriction.

     (2) Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings. If at any time the Portfolio's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The

          Portfolio will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

     (3) Pledge, mortgage or hypothecate its assets. However, the Portfolio may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33 1/3% of the value of the Portfolio's total assets to secure borrowings permitted by paragraph (2) above.

     (4) Invest in securities of any one issuer (other than securities issued by the U.S. government, its agencies, and instrumentalities or securities issued by other investment companies), if immediately after and as a result of such investment the current market value of the Portfolio's holdings in the securities of such issuer exceeds 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer.

     (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include: (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into "repurchase agreements." The Portfolio may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33 1/3% of the value of the Portfolio's total assets.

     (6) Invest more than 10% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

     (7) Engage in the business of underwriting securities issued by others, except that the Portfolio will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

     (8) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

The concentration policy of the Money Portfolios (as set forth in Investment Restriction No. 1, above) permits the Money Portfolios to invest, without limit, in bankers' acceptances, certificates of deposit and similar instruments issued by: (i) U.S. banks, (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks), (iii) foreign branches of U.S. banks (in circumstances in which the Money Portfolio will have recourse to the U.S. bank for the obligations of the foreign branch), and (iv) foreign branches of foreign banks to the extent that the Adviser determines that the foreign branches of foreign banks are subject to the same or substantially similar regulations as U.S. banks. The Money Portfolios may concentrate in such instruments when, in the opinion of the Adviser, the yield, marketability and availability of investments meeting the Money Portfolio's quality standards in the banking industry justify any additional risks associated with the concentration of the Portfolio's assets in such industry. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Portfolio, the other investment policies described in this Statement of Additional Information or in the Prospectus are not fundamental and may be changed by approval of the Trustees.


The Trust has adopted the following restrictions applicable to the Bond Portfolios and Tax Free Money Market Portfolio, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Portfolio, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding interests of the Portfolio and
(2) 67% or more of the interests present at a meeting if more than 50% of the outstanding interests are present at the meeting in person or by proxy.

The Bond Portfolios and Tax Free Money Market Portfolio may not:

     (1) issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except to the extent the Portfolio is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

     Note: The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).

     (2) borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Portfolio's total assets;

     Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

     (3) act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws

     (4) (i) as to 75% of its total assets, purchase any security (other than U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer or the Portfolio would hold more than 10% of the outstanding voting securities of such issuer, or (ii) purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Portfolio's total assets (taken at current value) would be invested in a single industry; there is no limit on the Tax Free Portfolios' investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry);

     (5) make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

     (6) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and

     (7) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.


DISCLOSURE OF PORTFOLIO HOLDINGS

INTRODUCTION The Trust and the State Street Institutional Investment Trust (collectively, the "Trusts"), on behalf of each of their respective series (collectively, the "Funds"), have adopted a joint portfolio holdings disclosure policy (the "Policy").

The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolios or Funds for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q by filing the applicable Form with the Securities and Exchange Commission (the "SEC").

GENERAL POLICY In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser's compliance department ("Authorizing Officer") where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund's underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of a Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

The Policy provides that portfolio holdings information for the Funds may be made available more frequently and prior to its public availability in accordance with the foregoing to:

     1. Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. The Funds' contractual arrangements with many Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Funds' Unaffiliated Service Providers as of the date of this SAI for which the Funds may provide portfolio holdings information is identified in the Funds' Prospectus and this SAI; in addition, Bowne, Inc. (financial printer) is an Unaffiliated Service Providers.

     2. Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds. The table below sets forth the names of those organizations as of the date of this SAI to whom the Funds (or the Master Trust on behalf of the Funds) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:

                    NAME
                    Bloomberg L.P.
                    Lipper Analytical Services
                    Moody's Investors Service
                    Morningstar, Inc.
                    Standard & Poor's Ratings Services
                    Thomson Financial

     3. Fund Affiliates and Fiduciaries. Various firms, such as (1) the Adviser, State Street Bank and Trust Company ("State Street") and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to a Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or a Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

     4. As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or
          (4) as required by court order.

     5. Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust's officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that a Fund owns shares of XYZ Company only if the Fund's ownership of such company has previously been publicly disclosed.

ADDITIONAL MATTERS None of the Funds, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust's Board of Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.

ITEM 12. MANAGEMENT OF THE TRUST

The Trustees are responsible for generally overseeing the Trust's business. The following table provides information with respect to each Trustee, including those Trustees who are not considered to be "interested" as that term is defined in the 1940 Act (the "Independent Trustees"), and officer of the Trust.


                                                                                             NUMBER OF
                                             TERM OF                                          FUNDS IN
NAME, ADDRESS,              POSITION(S)     OFFICE AND                                      FUND COMPLEX           OTHER
AND DATE OF BIRTH            HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION         OVERSEEN BY       DIRECTORSHIPS
("DOB")                        TRUST       TIME SERVED         DURING PAST FIVE YEARS          TRUSTEE        HELD BY TRUSTEE
-----------------           -----------   -------------   -------------------------------   ------------   ------------------
INDEPENDENT TRUSTEES

Michael F. Holland          Trustee and   Term:           Chairman, Holland & Company       22             Trustee, State
Holland & Company, LLC      Chairman of   Indefinite      L.L.C. (investment adviser)                      Street
375 Park Avenue             the Board     Elected: 7/99   (1995 - present).                                Institutional
New York, NY 10152                                                                                         Investment Trust;
                                                                                                           Director, the
DOB: July 7, 1944                                                                                          Holland Series
                                                                                                           Fund, Inc.; and
                                                                                                           Director, The
                                                                                                           China Fund, Inc.;
                                                                                                           Chairman and
                                                                                                           Trustee, Scottish
                                                                                                           Widows Investment
                                                                                                           Partnership
                                                                                                           Trust; and
                                                                                                           Director, Reaves
                                                                                                           Utility Income
                                                                                                           Fund

                                                                                             NUMBER OF
                                             TERM OF                                          FUNDS IN
NAME, ADDRESS,              POSITION(S)     OFFICE AND                                      FUND COMPLEX           OTHER
AND DATE OF BIRTH            HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION         OVERSEEN BY       DIRECTORSHIPS
("DOB")                        TRUST       TIME SERVED         DURING PAST FIVE YEARS          TRUSTEE        HELD BY TRUSTEE
-----------------           -----------   -------------   -------------------------------   ------------   ------------------
William L. Boyan            Trustee       Term:           Trustee of Old Mutual South       22             Trustee, State
State Street Master Funds                 Indefinite      Africa Master Trust                              Street
P.O. Box 5049                             Elected: 7/99   (investments) (1995 -                            Institutional
Boston, MA 02206                                          present); Chairman emeritus,                     Investment
                                                          Children's Hospital (1984 -                      Trust; and
DOB: January 20, 1937                                     present); Director, Boston                       Trustee, Old
                                                          Plan For Excellence                              Mutual South
                                                          (non-profit) (1994 - present);                   Africa Master
                                                          President and Chief Operations                   Trust
                                                          Officer, John Hancock Mutual
                                                          Life Insurance Company (1959 -
                                                          1999). Mr. Boyan retired in
                                                          1999.

Rina K. Spence              Trustee       Term:           President of SpenceCare           22             Trustee, State
7 Acacia Street                           Indefinite      International LLC (1998 -                        Street
Cambridge, MA 02138                       Elected: 7/99   present); Member of the                          Institutional
                                                          Advisory Board, Ingenium Corp.                   Investment
                                                          (technology company) (2001 -                     Trust; Director,
DOB: October 24, 1948                                     present). Chief Executive                        Berkshire Life
                                                          Officer, IEmily.com (internet                    Insurance
                                                          Company) (2000 - 2001); Chief                    Company of
                                                          Executive Officer of Consensus                   America;
                                                          Pharmaceutical, Inc. (1998 -                     Director,
                                                          1999); Founder, President and                    IEmily.com;
                                                          Chief Executive Officer of                       Director,
                                                          Spence Center for Women's                        National
                                                          Health (1994 - 1998); Trustee,                   Osteoporosis
                                                          Eastern Enterprise (utilities)                   Foundation
                                                          (1988 - 2000).                                   (2005 - 2008);
                                                                                                           and Director,
                                                                                                           DAS Al Fouad
                                                                                                           Hospital (2006-
                                                                                                           present).


Douglas T. Williams         Trustee       Term:           Executive Vice President of       22             Trustee, State
State Street Master Funds                 Indefinite      Chase Manhattan Bank (1987 -                     Street
P.O. Box 5049                             Elected: 7/99   1999). Mr. Williams retired                      Institutional
Boston, MA 02206                                          in 1999.                                         Investment Trust

DOB: December 23, 1940

INTERESTED TRUSTEES (1)

James E. Ross               Trustee/      Term:           President, SSgA Funds             22             Trustee, State
SSgA Funds Management,      President     Indefinite      Management, Inc. (2005 -                         Street Master
Inc.                                      Elected         present); Principal, SSgA Funds                  Funds; Trustee,
State Street Financial                    Trustee: 2/07   Management, Inc. (2001 - 2005);                  SPDR(R) Series
Center                                                    Senior Managing Director, State                  Trust; Trustee,
One Lincoln Street                        Elected         Street Global Advisors (March                    SPDR(R) Index
Boston, MA 02111-2900                     President:      2006 - present); Principal,                      Shares Trust and
                                          4/05            State Street Global Advisers                     Trustee, Select
DOB: June 24, 1965                                        (2000 - 2006).                                   Sector SPDR(R) Trust


(1) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

                                                                                             NUMBER OF
                                             TERM OF                                          FUNDS IN
NAME, ADDRESS,              POSITION(S)     OFFICE AND                                      FUND COMPLEX           OTHER
AND DATE OF BIRTH            HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION         OVERSEEN BY       DIRECTORSHIPS
("DOB")                        TRUST       TIME SERVED         DURING PAST FIVE YEARS          TRUSTEE        HELD BY TRUSTEE
-----------------           -----------   -------------   -------------------------------   ------------   ------------------
OFFICERS:

Gary L. French              Treasurer     Term:           Senior Vice President of State    --             --
State Street Bank and                     Indefinite      Street Bank and Trust Company
Trust Company                             Elected: 5/05   (2002 - present); Managing
2 Avenue de Lafayette                                     Director, Deutsche Bank
Boston, MA 02111                                          (including its predecessor,
                                                          Scudder Investments), Fund
DOB: July 4, 1951                                         Operations Unit (2001 - 2002);
                                                          President, UAM Fund Services
                                                          (1995 - 2001).

Julie Piatelli              Chief         Term:           Principal and Senior              --             --
SSgA Funds                  Compliance    Indefinite      Compliance and Risk Management
Management, Inc.            Officer                       Officer, SSgA Funds
State Street Financial                    Elected: 7/07   Management, Inc.
Center                                                    (2004-present), Vice President
One Lincoln Street                                        State Street Global Advisors
Boston, MA 02111                                          (2004-present); Manager,
                                                          PricewaterhouseCoopers LLP
DOB: August 5, 1967                                       (1999-2004).

Nancy L. Conlin             Secretary     Term:           Vice President and Managing       --             --
State Street Bank and                     Indefinite      Counsel, State Street Bank and
Trust Company                                             Trust Company (2007 -
2 Avenue de Lafayette                     Elected: 9/07   present); General Counsel to
Boston, MA 02111                                          Plymouth Rock Companies
                                                          (2004-2007); and U.S. Chief
DOB: December 11, 1953                                    Counsel to Sun Life Financial
                                                          (2002 - 2004).


The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

STANDING COMMITTEES The Board of Trustees has established several committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust's interestholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2007, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by interestholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2007, the Nominating Committee did not meet.

The Pricing Committee is composed of all of the Independent Trustees. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available in accordance with the Trust's Valuation Procedures. The Pricing Committee acts pursuant to a tiered notification and meeting structure as set forth in the Valuation Procedures, and is generally convened in the event of a pricing matter that may potentially materially impact a Portfolio's NAV. During the fiscal year ended December 31, 2007, the Pricing Committee did not meet.



TRUSTEE OWNERSHIP OF SECURITIES OF THE TRUST OR ADVISER As of April 1, 2008, none of the Independent Trustees and their immediate family members had any ownership of securities of the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2007.


                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL REGISTERED INVESTMENT
                                  DOLLAR RANGE OF EQUITY         COMPANIES OVERSEEN BY TRUSTEE IN
                              SECURITIES IN THE PORTFOLIOS        FAMILY OF INVESTMENT COMPANIES
                              ----------------------------   ---------------------------------------
NAME OF INDEPENDENT TRUSTEE
William L. Boyan                          None                                 None
Michael F. Holland                        None                                 None
Rina K. Spence                            None                                 None
Douglas T. Williams                       None                                 None


NAME OF INTERESTED TRUSTEE
James E. Ross                             None                                 None


TRUSTEE COMPENSATION Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.


The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2007.

                                              PENSION OR
                                              RETIREMENT                    TOTAL
                                               BENEFITS     ESTIMATED   COMPENSATION
                                              ACCRUED AS     ANNUAL      FROM TRUST
                                 AGGREGATE      PART OF     BENEFITS       & FUND
                               COMPENSATION      TRUST        UPON      COMPLEX PAID
                                FROM TRUST     EXPENSES    RETIREMENT    TO TRUSTEES
                               ------------   ----------   ----------   ------------
NAME OF INDEPENDENT TRUSTEE
William L. Boyan, Trustee       $40,500.00      $0           $0          $40,500.00
Michael F. Holland, Trustee     $40,500.00      $0           $0          $40,500.00
Rina K. Spence, Trustee         $40,500.00      $0           $0          $40,500.00
Douglas T. Williams, Trustee    $40,500.00      $0           $0          $40,500.00

NAME OF INTERESTED TRUSTEE
James E. Ross, Trustee            $     0         $0           $0          $     0


CODES OF ETHICS The Trust and the Adviser have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, or State Street.

PROXY VOTING PROCEDURES The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser's general management of the Portfolios, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B and a copy of the Adviser's proxy voting procedures is located in Appendix C.

Interestholders may receive information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

ITEM 13. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2008, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Portfolios of the Trust (all series taken together).

Persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) a Portfolio. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the interestholders of such Portfolio for their approval. As of April 1, 2008, to the knowledge of the Trust, the following persons held of record 25% or more of the outstanding shares of a Portfolio.

Name and Address                                                      Percentage
----------------                                                      ----------
State Street Equity 500 Index Fund -Administrative Shares                99.925%
   American United Life Insurance Company
   One American Square
   P.O. Box 1995
   Indianapolis, IN 46206

State Street Equity 500 Index Fund -Class R Shares                       100.00%
   American United Life Insurance Company
   One American Square
   P.O. Box 1995
   Indianapolis, IN 46206

State Street Institutional Liquid Reserves Fund                           96.95%
   State Street Inst Liquid Reserves
   P.O. Box 5049
   Boston, MA

State Street Institutional Liquid Reserves Fund                          100.00%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

State Street Institutional US Government Money Market Fund                76.00%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon Street
   Boston, MA 02116

   State Street Bank and Trust                                            86.02%
   200 Clarendon Street
   Boston, MA 02116

State Street Institutional Treasury Fund                                 100.00%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

   State Street Bank and Trust                                            98.71%
   200 Clarendon Street
   Boston, MA 02116

State Street Institutional Treasury Plus Fund                            100.00%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

   Saturn & Co C/O State Street Bank                                      95.88%
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

State Street Institutional Tax Free Money Market Fund                       100%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

   State Street Bank and Trust                                            84.39%
   200 Clarendon
   Boston, MA 02116

State Street Short-Term Tax Exempt Bond Fund                             100.00%
   State Street Bank and Trust
   200 Clarendon Street
   Boston, MA 02116

State Street Equity 500 Index Fund - Service Shares                      27.451
   Nationwide NTC-PLNS
   Nationwide Trust Company FSB FBO
   Participating Retirement Plans
   (NTC-Plans)
   One Nationwide Plaza
   Columbus, OH 43215

As of April 1, 2008, to the knowledge of the Trust, in addition to those interestholders set forth above, the following persons held of record 5% or more of the outstanding shares of the Portfolios.

Name and Address                                                      Percentage
----------------                                                      ----------
State Street Institutional US Government Money Market Fund                11.47%
   Mercury & Co. C/O State Street Bank
   FCG 124
   200 Clarendon Street
   Boston, MA 02116

State Street Institutional US Government Money Market Fund                23.87%
   Saturn & Co FBO Exeter Sweep
   FCG 124
   200 Clarendon Street
   Boston, MA 02116

State Street Institutional Treasury Fund                                   5.18%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

State Street Institutional Tax Free Money Market Fund                     15.61%
   Saturn & Co C/O State Street Bank
   Attn: FCG 124
   200 Clarendon
   Boston, MA 02116

State Street Equity 500 Index Fund - Service Shares                        7.46%
   Nationwide GPVA
   Nationwide Insurance Company
   C/O IPO Portfolio Accounting
   PO Box 182029
   Columbus, OH 43218-2029

   Calvert FBO 529 Plan                                                  23.902
   Calvert Distributors Inc.
   FBO DC Plan Single Fund Option
   4500 Montgomery Avenue, Suite 1000 N
   Bethesda, MD 20814

   Calvert Dist Pl 529                                                    5.791
   Calvert Distributors Inc
   FBO DC 529 Plan Ages 0 TO 5
   4500 Montgomery Avenue, Suite 1000N
   Bethesda, MD 20814

   Calvert FBO 529 Plan                                                   5.627
   Calvert Distributors Inc.
   FBO DC 529 Plan Ages 6 To 10
   4500 Montgomery Avenue, Suite 1000 N
   Bethesda, MD 20814

   NACO-Nationwide Insurance Co                                           8.242
   C/O IPO Portfolio Accounting
   PO Box 182029
   Columbus, OH 43218-2029

   Nationwide Retired Veterans                                            8.072
   Nationwide Trust Company FSB FBO
   Participating Retirement Plans
   (VNRS)
   One Nationwide Plaza
   Columbus, OH 43215


ITEM 14. INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") is responsible for the investment management of the Portfolios pursuant to an Investment Advisory Agreements dated May 1, 2001 and February 7, 2007, as amended from time to time (the "Advisory Agreement"), by and between the Adviser and the Trust. Prior to May 1, 2001, State Street Bank and Trust Company ("State Street") served as investment adviser to the S&P 500 Portfolio pursuant to an Investment Advisory Agreement dated March 1, 2000, by and between State Street and the Trust. Both the Adviser and State Street are wholly-owned subsidiaries of State Street Corporation, a publicly held bank holding company.


Under the terms of the Advisory Agreement, the Adviser, subject to the supervision and direction of the Board of Trustees of the Trust, directs each Portfolio's investments in accordance with its respective investment objective, policies and limitations. Under the terms of the Advisory Agreement, the Adviser will bear the cost of providing administration, custody and transfer agency services to each of the Index Portfolios. As consideration for SSgA FM's services as adviser, and State Street's services as administrator, transfer agent and custodian to each of the Index Portfolios (and for assuming ordinary operating expenses of the Index Portfolios, including ordinary legal and audit expenses), SSgA FM shall be entitled to receive from each Index Portfolio an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Index Portfolio's average daily net assets during the month:

                                   ANNUAL PERCENTAGE OF
INDEX PORTFOLIO                  AVERAGE DAILY NET ASSETS
---------------                  ------------------------
Equity 500 Index Portfolio                0.045%
Equity 400 Index Portfolio                 0.08%
Equity 2000 Index Portfolio                0.10%
Aggregate Bond Index Portfolio             0.10%

As consideration for SSgA FM's services as investment adviser to the Money Portfolios, SSgA FM shall be entitled to receive from each Money Market Portfolio an annual fee, accrued daily at the rate of 1/366th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Money Market Portfolio's average daily net assets during the month:



                                          ANNUAL PERCENTAGE OF
MONEY PORTFOLIOS                        AVERAGE DAILY NET ASSETS
----------------                        ------------------------
Money Market Portfolio                             .10%
Tax Free Money Market Portfolio                    .10%
Short-Term Tax Exempt Bond Portfolio               .10%
U.S. Government Money Market Portfolio             .10%
Treasury Portfolio                                 .10%
Treasury Plus Portfolio                            .10%



     SSgA FM has contractually agreed to cap the total operating expenses of the Money Market Portfolio, the Tax Free Money Market Portfolio and the Short-Term Tax Exempt Bond Portfolio at 0.10% of the Portfolios' average daily net assets until at least April 30, 2009. For the year ended December 31, 2006 and December 31, 2005, SSgA FM reimbursed the Money Market Portfolio $1,134,158 and $204,495, respectively under this agreement. For the year ended December 31, 2007, SSgA FM reimbursed the Money Market Portfolio $1,358,482 under this agreement. For the period from August 12, 2004 (commencement of operations of the Money Market Portfolio) through December 31, 2004, SSgA FM reimbursed the Money Market Portfolio $102,591 under this agreement. For the period from February 7, 2007 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 2007, SSgA FM reimbursed the Tax Free Money Market Portfolio $96,648 under this agreement. For the period from February 7, 2007 (commencement of operations of the Short-Term Tax Exempt Bond Portfolio) through December 31, 2007, SSgA FM reimbursed the Short-Term Tax Exempt Bond Portfolio $79,309 under this agreement.

The advisory fees accrued for the last three fiscal years are set forth in the table below.

                             FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
PORTFOLIO                    DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2007
---------                    -----------------   -----------------   -----------------
Equity 500 Index Portfolio       $1,125,496          $1,146,241          $1,220,798
Money Market Portfolio              802,679           4,486,501           5,716,641
Short-Term Tax Exempt Bond
  Portfolio                                                                  32,094
Tax Free Money Market
  Portfolio                                                                 134,345
U.S. Government Money
  Market Portfolio                                                          244,717
Treasury Money Market
  Portfolio                                                                  75,025
Treasury Plus Money
  Market Portfolio                                                           95,654


The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the interestholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees on November 29, 2007.


The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of one or more Portfolios of the Trust, including outstanding loans to such issuers, which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for any Portfolio, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any Portfolio managed by the Adviser or any such affiliate.

In certain instances there may be securities that are suitable for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of each Portfolio to participate in volume transactions will produce better executions for the Portfolios.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

The Trust has entered into an Administrative Services Agreement (the "Administration Agreement") with State Street. Pursuant to the Administration Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Portfolio. State Street will generally assist in all aspects of the Trust's and the Portfolios' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to interestholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's Declaration of Trust, By-laws, the Portfolios' investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator's gross negligence or willful misconduct in the performance of its duties.

The Trust has entered into a Custodian Agreement with State Street (the "Custodian Agreement"). Pursuant to the Custodian Agreement, State Street serves as Custodian for each Portfolio. As Custodian, State Street holds the Portfolios' assets.

The Trust has entered into a Transfer Agency Agreement with State Street (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, State Street serves as transfer agent for the Portfolios.

The principal mailing address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Pursuant to the Advisory Agreement, Administration Agreement, Custody Agreement and Transfer Agency Agreement, State Street and SSgA FM have agreed to assume the ordinary operating expenses of the Index Portfolios. State Street is compensated by SSgA FM for its services as administrator, custodian and transfer agent for the Index Portfolios.


With respect to the Portfolios considered in this Statement of Additional Information, as consideration for State Street's services as administrator, transfer agent and custodian to the Money Portfolios, Tax Free

Portfolio and Treasury Portfolios, State Street shall be entitled to receive from each Money Portfolio an annual fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Money Portfolio's average daily net assets during the month:


                                ANNUAL PERCENTAGE OF
MONEY PORTFOLIOS              AVERAGE DAILY NET ASSETS
----------------              ------------------------
Average Assets Break Point:
   First $400 Million                      .03%
   Thereafter                              .02%
Minimum per Portfolio                 $150,000

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust.


Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) assistance and consultation with respect to the preparation of the Trust's filings with the SEC. In connection with the audit of the 2007 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young's audit engagement. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.


ITEM 15. PORTFOLIO MANAGERS


The following persons serve as the portfolio managers of each operational non-money market Portfolio as of the date of this SAI. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2007:

Other Accounts Managed as of December 31, 2007

                                                                OTHER
                                   REGISTERED                  POOLED                                              TOTAL
                                   INVESTMENT     ASSETS     INVESTMENT     ASSETS                  ASSETS        ASSETS
PORTFOLIO                            COMPANY      MANAGED      VEHICLE      MANAGED      OTHER      MANAGED       MANAGED
MANAGER              PORTFOLIO      ACCOUNTS   ($ BILLIONS)   ACCOUNTS   ($ BILLIONS)  ACCOUNTS  ($ BILLIONS)  ($ BILLIONS)
---------------  ----------------  ----------  ------------  ----------  ------------  --------  ------------  ------------
John A. Tucker   Equity 500 Index      62         $35.88         249        $369.30       229       $239.00       $644.18

Karl Schneider   Equity 500 Index      62         $35.88         249        $369.30       229       $239.00       $644.18

Timothy Ryan,    Short-Term             4          $0.12           0          $0.00         8         $0.66        $0.78
CFA              Tax Exempt
                 Bond Fund

Dwayne Parmley   Short-term             4          $0.12           0          $0.00         8         $0.66        $0.78
                 Tax Exempt
                 Bond Fund

Jeff Carver      Short-term             4          $0.12           0          $0.00         8         $0.66        $0.78
                 Tax Exepmt
                 Bond Fund


As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts

(i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of any Portfolio as of December 31, 2007.


When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES

All portfolio transactions are placed on behalf of the Portfolios by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because a Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to a Portfolio. When a Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Money Portfolios, Treasury Portfolios, Tax Free Portfolio and the Aggregate Bond Index Portfolio normally do not pay a stated brokerage commission on transactions.


Each Portfolio's investment advisory agreement authorizes SSgA FM to place, in the name of the Portfolio, orders for the execution of the securities transactions in which the Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use any Portfolio's assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

The brokerage commissions paid by the Portfolios for the last three fiscal years are as follows:


                             FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
PORTFOLIO                    DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2007
---------                    -----------------   -----------------   -----------------
Equity 500 Index Portfolio        $217,862            $130,766           $254,741

Of the amounts set forth in the table above, for the fiscal years ended December 31, 2005, 2006 and 2007, the Equity 500 Index Portfolio paid $0, $0 and
$0, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of the Adviser.


The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES

Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of beneficial interests in each Portfolio. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in the Portfolio's net assets available for distribution to its investors. Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Portfolio may not be transferred.

Each investor is entitled to a vote in proportion to the amount of its investment in the Portfolio. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote.

Under Massachusetts law, interestholders in a Massachusetts trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims interestholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust's or Portfolios' property for any claim or liability to which the interestholder may become subject by reason of being or having been an interestholder and for reimbursement of the interestholder for all legal and other expenses reasonably incurred by the interestholder in connection with any such claim or liability. Thus the risk of an interestholder's incurring financial loss on account of interestholder liability is limited to circumstances in which the Trust would be unable to meet its obligations..

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF BENEFICIAL INTERESTS

Beneficial interests of the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. See "Purchasing Beneficial Interests" and "Redeeming Beneficial Interests" in Part A.

Each Portfolio determines the NAV on each day on which the New York Stock Exchange (the "NYSE") is open for trading ("Business Day"). This determination is made each Business Day at the close of regular trading on the NYSE (the "Valuation Time") based on the market value of the securities held in each Portfolio. The NYSE is open for trading every weekday except for: (a) the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.


It is the Money Portfolios', Tax Free Portfolio's and Treasury Portfolios' policy to use their best efforts to attempt to maintain a constant price per share of $1.00 respectively, although there can be no assurance that the $1.00 NAV per share will be maintained. In accordance with this effort and pursuant to Rule 2a-7 under the 1940 Act, the Money Portfolios, Tax Free Portfolio and Treasury Portfolio use the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Portfolios would receive if they sold the instrument.

For example, in periods of declining interest rates, the daily yield on each of the Money Portfolios', Tax Free Portfolio's and Treasury Portfolios' shares computed by dividing the annualized daily income on the Portfolio's portfolio by the NAV based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on each Money Portfolios', Tax Free Portfolio's and Treasury Portfolios' shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The Trustees have established procedures reasonably designed to stabilize the Money Portfolios', Tax Free Portfolio's and Treasury Portfolios' price per share at $1.00. These procedures include: (1) the determination of the deviation from $1.00, if any, of either of the Money Portfolios', Tax Free Portfolio's and Treasury Portfolios' respective NAVs using market values; (2) periodic review by the Trustees of the amount of and the methods used to calculate the deviation; and (3) maintenance of records of such determination. The Trustees will promptly consider what action, if any, should be taken if such deviation exceeds 1/2 of one percent.

The Portfolios' securities will be valued pursuant to guidelines established by the Board of Trustees.

ITEM 19. TAXATION OF THE PORTFOLIOS

The following discussion of U.S. federal income tax consequences of investment in the Portfolios is based on the Internal Revenue Code of 1986, as amended ("the Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Portfolios. There may be other tax considerations applicable to particular investors. Investors should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Investors should consult their tax advisers to determine the suitability of a Portfolio as an investment for such plans and the precise effect of an investment on their particular tax situation.

The Trust is organized as a business trust under Massachusetts Law. It is intended that each Portfolio operate and be treated as a partnership for federal income tax purposes and not as a "publicly traded partnership." As a result, a Portfolio should not be subject to federal income tax; instead, each investor in a Portfolio is required to take into account in determining its federal income tax liability its allocable share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash or property distributions from the Portfolio. The determination of allocable shares will be made in accordance with the Code, and the regulations promulgated thereunder. Although the Trust is not subject to federal income tax, it will file the appropriate income tax returns.

It is intended that each Portfolio's assets, and the income generated therefrom, will be managed in such a way that any feeder will meet the Code requirements for qualification and treatment as a regulated investment company.

An investor's adjusted tax basis in a Portfolio will generally be the aggregate price paid therefor, increased by the amounts of its distributive shares of items of realized net income and gain, and reduced, but not below zero, by the amounts of its distributive share of items of net loss and the amounts of any distributions received by the investor. To the extent the cash proceeds of any withdrawal or distribution exceed an investor's adjusted tax basis in the Portfolio, the investor will generally realize gain for federal income tax purposes. If, upon complete withdrawal (i.e., redemption of entire interest in the Portfolio), the investor's adjusted tax basis in its interest in the Portfolio exceeds the proceeds of the withdrawal, the investor will generally realize a loss for federal income tax purposes.


Taxation of Portfolio Income. For federal income tax purposes, investment income is generally treated as ordinary income. The treatment of capital gains, however, is generally determined by how long the Portfolio owned the investments that generated them (rather than by how long an investor has held its interest in the Portfolio). Gains from the sale of investments that a Portfolio owned for one year or less are treated as short-term capital gains; net gains from the sale of investments that a Portfolio owned for more than one year are treated as long-term capital gains. The Money Portfolios, Tax Free Portfolio and Treasury Portfolios do not expect to realize capital long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. For taxable years beginning before January 1, 2011, dividends received from domestic corporations or certain foreign corporations will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. The Aggregate Bond Index Portfolio, Tax Free Portfolio and Treasury Portfolio and the Money Portfolios do not expect to earn qualified dividend income.


In order for some portion of the dividends that a Portfolio allocates to its investors to potentially to qualify as "qualified dividend income" in the hands of its investors, inter alia, the Portfolio must meet holding period and other requirements with respect to some portion of its dividend-paying stocks. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

To the extent that a Portfolio receives income in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

Net investment income allocated to corporate investors will potentially qualify for the 70% dividends received deduction generally available to corporations to the extent of their allocable share of qualifying dividends from domestic corporations for the taxable year. A dividend will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. Each Index Portfolio may enter into futures contracts, options on futures contracts and options on securities indices. An Index Portfolio's transactions in these instruments will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to investors, defer losses to investors, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of allocations to investors. To mitigate the effect of these rules, the Portfolio will monitor its transactions, will determine whether to make certain applicable tax elections and will make appropriate entries in its books and records.

FOREIGN INCOME. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries will vary.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT SECURITIES. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue, and allocate to its investors, income not yet received. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Portfolio will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Portfolio in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. Elections applicable to debt obligations having market discount may affect the character and timing of recognition of income.

Furthermore, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Portfolio may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Portfolio's investors will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Elections applicable to debt obligations having acquisition discount or OID may affect the character and timing of recognition of income.

TAX SHELTER REPORTING. If an investor recognizes a loss of $2 million or more for an individual or $10 million or more for a corporation, the investor must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

GENERAL CONSIDERATIONS. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of investing in a Portfolio, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

The foregoing discussion summarizes some of the consequences under the current federal tax law of an investment in the Portfolios. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio including in-kind transactions under all applicable tax laws.

ITEM 20. UNDERWRITERS

Investment companies, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio.

ITEM 21. FINANCIAL STATEMENTS


The audited financial statements for the fiscal year ended December 31, 2007 for Equity 500 Index Portfolio, Tax Free Money Market Portfolio, U.S. Government Money Market Portfolio, Treasury Money Market Portfolio, Treasury Plus Money Market Portfolio and Tax Free Limited Duration Bond Portfolio are included in the Annual Reports of the Trust, which were filed with the SEC on March 7, 2008 as part of the Trust's filing on Form N-CSR (accession number 0000950135-08-001642), are incorporated into this SAI by reference. The Annual Report is available, without charge, upon request, by calling (877) 521-4083.

                                   APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") - LONG TERM DEBT RATINGS. The following is a description of Moody's debt instrument ratings.

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P's ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 - Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

                                   APPENDIX B

                            STATE STREET MASTER FUNDS
                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

     A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

     B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating

----------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

     D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI. DISCLOSURES

     A.   The Trusts shall include in its registration statement:

               1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

               2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

     B. The Trusts shall include in its annual and semi-annual reports to shareholders:

               1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

----------
     principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. REVIEW OF POLICY.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

                                   Appendix C

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:


   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

   2) provides the client with this written proxy policy, upon request;

   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

   4) matches proxies received with holdings as of record date;

   5) reconciles holdings as of record date and rectifies any discrepancies;

   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

   7) documents the reason(s) for voting for all non-routine items; and

   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.


PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

   (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

   (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.


VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.


I.    Generally, FM votes for the following ballot items:

Board of Directors

      - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer

      - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

      - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

      - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

      - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

      - Mandates requiring a majority of independent directors on the Board of Directors

----------

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



      - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

      - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

      -  Elimination of cumulative voting

      -  Establishment of confidential voting

      - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

      - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

      - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

      -  Discharge of auditors*

      - Approval of financial statements, auditor reports and allocation of income

      -  Requirements that auditors attend the annual meeting of shareholders

      - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

      - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

      - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

      - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

----------

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



      - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

      - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

      - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

      -  Elimination of shareholder rights plans ("poison pill")

      - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met:
         (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

      - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years,
         (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

      - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

      -  Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

      - Stock purchase plans with an exercise price of not less that 85% of fair market value

      - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



      - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

      - Expansions to reporting of financial or compensation-related information, within reason

      - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

      - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

      -  Change in Corporation Name

      - Mandates that amendments to bylaws or charters have shareholder approval

Other

      -  Adoption of anti-"greenmail" provisions, provided that the proposal:
         (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

      -  Repeals or prohibitions of "greenmail" provisions

      -  "Opting-out" of business combination provision



II. Generally, FM votes against the following items:

Board of Directors

      - Establishment of classified boards of directors, unless 80% of the board is independent

      - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

      -  Limits to tenure of directors

      - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



      -  Restoration of cumulative voting in the election of directors

      - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

      - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

      - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

      - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

      - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

            - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

            - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

            - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

            - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

      - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

      - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

      -  Adjournment of Meeting to Solicit Additional Votes

      - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

      - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

      - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

      -  Retirement bonuses for non-executive directors and auditors

      - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

      - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

      - Reincorporation in a location which has more stringent anti-takeover and related provisions

      - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

      - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

      - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

      -  Proposals which require inappropriate endorsements or corporate actions

      - Proposals asking companies to adopt full tenure holding periods for their executives



III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

      - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

      - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

      - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

      - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

      -  For offers made at a premium where no other higher bidder exists


PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive -- whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.


POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.


RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

       PROXY VOTING POLICY                                (SSGA LOGO)
                                                    Funds Management, Inc.



   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.



DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C

We have omitted responses to Items 23(e) and (i)-(k) pursuant to paragraph 2(b) of General Instruction B to Form N-1A.

ITEM 23. EXHIBITS

(a) Second Amended and Restated Declaration of Trust was filed with the Commission on April 29, 2005 as Exhibit (a) to Post-Effective Amendment No. 6 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

(b) Fourth Amended and Restated By-Laws of the Trust dated May 15, 2004 is filed herein.

(c)       Not applicable.

(d)(1) Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust was filed with the Commission on April 30, 2002 as Exhibit
          (d)(2) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

(d)(2) Form of Fee Waiver and Expense Reimbursement Agreement between SSgA Funds Management, Inc. and the Trust with respect to the State Street Money Market Portfolio was filed with the Commission on April 27, 2007 as Exhibit (d)(2) to Post-Effective Amendment No. 9 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

(d)(3) Notice of Amendment to Investment Advisory Agreement dated February 7, 2007 between SSgA Funds Management, Inc. and the Trust with respect to State Street Limited Duration Bond Portfolio, State Street Tax Free Limited Duration Bond Portfolio and State Street Tax Free Money Market Portfolio is filed herein.

(d)(4) Form of Fee Waiver and Expense Reimbursement Agreement between SSgA Funds Management, Inc. and the Trust with respect to State Street Limited Duration Bond Portfolio, State Street Tax Free Limited Duration Bond Portfolio and State Street Tax Free Money Market Portfolio was filed with the Commission on February 6, 2007 as Exhibit
          (d)(4) to Post-Effective Amendment No. 8 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

(d)(5) Form of Amendment to Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust with respect to State Street Treasury Money Market Portfolio and State Street Treasury Plus Money Market Portfolio was filed with the Commission on October 2, 2007 as Exhibit
          (d)(5) to Post Effective Amendment No. 10 and is incorporated by reference herein.

(d)(6) Notice to Investment Advisory Agreement dated February 14, 2002 regarding the State Street Money Market Portfolio and the State Street U.S. Government Money Market Portfolio is filed herein.

(d)(7) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Money Market Portfolio is filed herein.

(d)(8) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the Trust with respect to the State Street Limited Duration Bond Portfolio, State Street Short-Term Tax Exempt Bond Portfolio, and State Street Tax Free Money Portfolio is filed herein.

(e)       Not applicable.

(f)       Not applicable.

(g)(1) Custodian Agreement between State Street Bank and Trust Company and the Trust was filed with the Commission on April 30, 2002 as Exhibit
          (g)(1) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

   (2) Amendment to Custodian Agreement between State Street Bank and Trust Company and the Trust was filed with the Commission on April 30, 2002 as Exhibit (g)(2) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

   (3) Notice to Custodian Agreement dated February 14, 2002 with respect to the State Street Money Market Portfolio and the State Street U.S. Government Money Market Portfolio is filed herein.

   (4) Notice to Custodian Agreement dated February 12, 2004 between State Street Bank and Trust Company and the Trust with respect to the State Street Money Market Portfolio is filed herein.

   (5) Form of Notice to Custodian Agreement dated September 2007 between State Street Bank and Trust Company and the Trust with respect to the State Street Treasury Portfolio and the State Street Treasury Plus Portfolio is filed herein.

(h)(1) Transfer Agent and Services Agreement dated March 1, 2000 between State Street Bank and Trust Company and the Trust was filed on April 30, 2002 as Exhibit (h)(1) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

   (2) Notice to Transfer Agent and Services Agreement dated February 14, 2002 between State Street Bank and Trust Company and the Trust with respect to the State Street Money Market Portfolio and the State Street U.S. Government Money Market Portfolio is filed herein.

   (3) Notice to Transfer Agent and Services Agreement dated February 12, 2004 with respect to the State Street Money Market Portfolio is filed herein.

   (4) Services Amendment dated April 5, 2004 to Transfer Agent and Services Agreement between State Street Bank and Trust Company and the Trust is filed herein.

   (5) Form of Amendment to Transfer Agent and Services Agreement dated October 31, 2006 between State Street Bank and Trust Company and the Trust is filed herein.

   (6) Form of Notice to Transfer Agent and Services Agreement dated September 2007 between the State Street Bank and Trust Company and the Trust with respect to the State Street Treasury Portfolio and the State Street Treasury Plus Portfolio is filed herein.

   (7) Administration Agreement between State Street Bank and Trust Company and the Trust was filed with the Commission on April 30, 2002 as Exhibit (h)(2) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

   (8) Notice to Administration Agreement dated February 14, 2002 with respect to the State Street Money Market Portfolio and the State Street U.S. Government Money Market Portfolio is filed herein.

   (9) Notice to Administration Agreement dated February 12, 2004 between State Street Bank and Trust Company and the Trust with respect to the State Street Money Market Portfolio is filed herein.

   (10) Form of Notice to Administration Agreement dated September 2007 between State Street Bank and Trust Company and the Trust with respect to the State Street Treasury Portfolio and the State Street Treasury Plus Portfolio is filed herein.

(i)       Legal Opinion of Ropes & Gray LLP is incorporated by reference herein.

(j)       Consent of Ernst & Young is filed herein.

(k)       Not applicable.

(l)       Not applicable.

(m)        Not applicable.

(n)        Not applicable.

(o)        Reserved.

(p)(1) Joint Code of Ethics of the Trust and State Street Institutional Investment Trust was filed on April 29, 2005 as Exhibit (p)(1) to Post-Effective Amendment No. 6 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

(p)(2)(i) Amended Code of Ethics of SSgA Funds Management, Inc. was filed with the Commission on April 29, 2005 as Exhibit (p)(2) to Post-Effective Amendment No.7 to the Trust's Registration Statement on Form N-1A and is incorporated by reference herein.

(p)(2)(ii) Second Amendment to Code of Ethics of SSgA Funds Management, Inc. is
           filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE PORTFOLIO

See Item 14 in Part B for information regarding ownership of the State Street Equity 500 Index Portfolio and the State Street Money Market Portfolio.

ITEM 25. INDEMNIFICATION

Pursuant to Section 5.3 of the Trust's Second Amended and Restated Declaration of Trust and under Section 4.8 of the Trust's By-Laws, the Trust will indemnify any person who is, or has been, a Trustee, officer, employee or agent of the Trust against all expenses reasonably incurred or paid by him/her in connection with any claim, action, suit or proceeding in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him/her in the settlement thereof, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render him/her liable by reason of willful misfeasance, bad faith or gross negligence in the performance of his/her duties or by reason of reckless disregard of his/her obligations and duties to the Trust. The Trust may also advance money for litigation expenses provided that Trustees, officers, employees and/or agents give their undertakings to repay the Trust unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Trust's Second Amended and Restated Declaration of Trust, no Trustee, officer, employee or agent of the Trust shall be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Trust. Pursuant to paragraph 9 of the Trust's Investment Advisory Agreement, the Adviser shall not be liable for any action or failure to act, except in the case of willful misfeasance, bad faith or gross negligence or reckless disregard of duties to the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the provisions of Rule 484 under the Act, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Trust maintains insurance on behalf of any person who is or was a Trustee, officer, employee or agent of Trust, or who is or was serving at the request of Trust as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him/her and incurred by him/her or arising out of his/her position. However, in no event will Trust maintain insurance to indemnify any such person for any act for which Trust itself is not permitted to indemnify him/her.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

See "Management of the Trust" in Part B. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:

STATE STREET MASTER FUNDS             PO Box 5049
                                      Boston, MA 02206

SSgA FUNDS MANAGEMENT, INC.           State Street Financial Center
(the Investment Adviser)              One Lincoln Street
                                      Boston, MA 02111

STATE STREET BANK AND TRUST COMPANY   2 Avenue de Lafayette
(Custodian, Administration            Boston, MA 02111
and Transfer Agent)

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Trust, State Street Master Funds, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 2008.

STATE STREET MASTER FUNDS


By: /s/ JAMES E. ROSS
    ----------------------------------------
    James E. Ross
    President (Principal Executive Officer)


By: /s/ Gary L. French
    ----------------------------------------
    Gary L. French
    Treasurer (Principal Accounting Officer)

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                                  Exhibit List

Exhibit No.   Description
-----------   -----------
(b)           Fourth Amended and Restated By-Laws of the Trust

(d)(3)        Notice  of  Amendment  to  Investment   Advisory  Agreement  dated
              February 7, 2007 between SSgA Funds Management, Inc. and the Trust with  respect to State Street  Limited  Duration  Bond  Portfolio,
              State Street Tax Free Limited  Duration  Bond  Portfolio and State
              Street Tax Free Money Market Portfolio

(d)(6) Notice to Investment Advisory Agreement dated February 14, 2002 regarding the State Street Money Market Portfolio and the State
              Street U.S. Government Money Market Portfolio

(d)(7) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the
              Trust with respect to the State Street Money Market Portfolio is filed herein.

(d)(8) First Amendment to Fee Waiver and Expense Reimbursement Agreement dated April 29, 2008 between SSgA Funds Management, Inc. and the
              Trust  with  respect to the State  Street  Limited  Duration  Bond
              Portfolio,  State Street Short-Term Tax Exempt Bond Portfolio, and
              State Street Tax Free Money Portfolio is filed herein.

(g)(3) Notice to Custodian Agreement dated February 14, 2002 with respect to the State Street Money Market Portfolio and the State Street
              U.S. Government Money Market Portfolio

(g)(4)        Notice to  Custodian  Agreement  dated  February  12, 2004 between
              State Street Bank and Trust Company and the Trust with respect to the State Street Money Market Portfolio

(g)(5)        Form of Notice to Custodian Agreement dated September 2007 between
              State Street Bank and Trust Company and the Trust with respect to the State Street Treasury Portfolio and the State Street Treasury
              Plus Portfolio

(h)(2)        Notice to Transfer Agent and Services Agreement dated February 14,
              2002 between State Street Bank and Trust Company and the Trust with respect to the State Street Money Market Portfolio and the State Street U.S. Government Money Market Portfolio

(h)(3)        Notice to Transfer Agent and Services Agreement dated February 12,
              2004 with respect to the State Street Money Market Portfolio

(h)(4)        Services  Amendment  dated  April 5,  2004 to  Transfer  Agent and
              Services Agreement between State Street Bank and Trust Company and the Trust

(h)(5) Form of Amendment to Transfer Agent and Services Agreement dated October 31, 2006 between State Street Bank and Trust Company and the Trust

(h)(6)        Form of Notice to  Transfer  Agent and  Services  Agreement dated
              September  2007  between  the State  Street  Bank and Trust
              Company and the Trust with  respect to the State  Street  Treasury
              Portfolio and the State Street Treasury Plus Portfolio

(h)(8) Notice to Administration Agreement dated February 14, 2002 with respect to the State Street Money Market Portfolio and the State
              Street U.S. Government Money Market Portfolio


(h)(9)        Notice to Administration Agreement dated February 12, 2004 between
              State Street Bank and Trust Company and the Trust with respect to the State Street Money Market Portfolio.

(h)(10) Form of Notice to Administration Agreement dated September 2007 between State Street Bank and Trust Company and the Trust with respect to the State Street Treasury Portfolio and the State
              Street Treasury Plus Portfolio

(j)           Consent of Ernst & Young

(p)(2)(ii)    Second Amendment to Code of Ethics of SSgA Funds Management,  Inc.
              dated May 2007